333-52689
                                                                       811-08781

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


   REGISTRATION UNDER THE SECURITIES ACT OF 1933                        [ ]

       Pre-Effective Amendment No.                                      [ ]

       Post-Effective Amendment No. 8                                   [X]

                                and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

       Amendment No. 9                                                  [X]

                        (Check appropriate box or boxes)


BMA Variable Life Account A
(Exact Name of Registrant)

Business Men's Assurance Company of America
(Name of Depositor)

Depositor's Telephone Number, including Area Code 816-753-8000

David A. Gates
Business Men's Assurance Company of America
700 Karnes Blvd.
Kansas City, Missouri 64108
(Name and Address of Agent for Service)

     Copies to:

      Lynn K. Stone
      Blazzard, Grodd & Hasenauer, P.C.
      943 Post Road East
      Westport, CT 06880
      (203) 226-7866

It is proposed that this filing will become effective (check appropriate box)


    [ ] immediately upon filing pursuant to paragraph (b)
    [X] on May 1, 2003 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                     PART A

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                    issued by
                           BMA VARIABLE LIFE ACCOUNT A
                                       and
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                         SUPPLEMENT DATED MAY 1, 2003 TO
                          PROSPECTUS DATED MAY 1, 2003

     The following supplements and/or replaces certain information regarding the underlying funds for the Flexible Premium Adjustable Variable Life Insurance Policy (Policy) offered by Business Men's Assurance Company of America (BMA) as Advantage Variable Universal Life contained in your prospectus.

     The following Investment Options are not available for new money, additional Premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation. The Investment Options described in the Prospectus are available for new money, additional Premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

PLEASE SEE THE ACCOMPANYING FUND PROSPECTUSES FOR INFORMATION REGARDING THE INVESTMENT OPTIONS, INCLUDING A DISCUSSION OF THE INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS AND THE FEES AND EXPENSES OF EACH OF INVESTMENT OPTION.


CONSECO SERIES TRUST

     Managed By Conseco Capital Management, Inc.
       Equity Portfolio
       Balanced Portfolio
       Fixed Income Portfolio

THE ALGER AMERICAN FUND

     Managed By Fred Alger Management, Inc.
       Alger American Small Capitalization Portfolio


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     Managed By American Century Investment Management, Inc.
       VP International Fund

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

     Managed By The Dreyfus Corporation (Sub-Adviser: NCM Capital Management Group, Inc.)

FEDERATED INSURANCE SERIES

     Managed By Federated Investment Management Company
       Federated Capital Income Fund II (formerly, Federated Utility Fund II, effective May 1, 2003)

     Managed By Federated Global Investment Management Corp.
       Federated International Equity Fund II

JANUS ASPEN SERIES (Institutional Shares)

     Managed by Janus Capital Management LLC
        Janus Aspen Series Growth Portfolio*
        Janus Aspen Series Growth and Income Portfolio*

* Effective on or about March 24, 2003, the Berger IPT-Growth Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series Growth Portfolio of Janus Aspen Series and the Berger IPT-Large Cap Growth Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series Growth and Income Portfolio of Janus Aspen Series.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     Managed By Neuberger Berman Management Inc.
       Limited Maturity Bond Portfolio
       Partners Portfolio

STRONG OPPORTUNITY FUND II, INC.

     Managed By Strong Capital Management, Inc.
       Strong Opportunity Fund II

STRONG VARIABLE INSURANCE FUNDS, INC.

     Managed By Strong Capital Management, Inc.
       Strong Mid Cap Growth Fund II

VAN ECK WORLDWIDE INSURANCE TRUST

     Managed By Van Eck Associates Corporation
       Worldwide Emerging Markets Fund
       Worldwide Hard Assets Fund
       Worldwide Real Estate Fund



                FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                        issued by
                                BMA VARIABLE LIFE ACCOUNT A
                                           and
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                       May 1, 2003


Service Center:

BMA
2000 Wade Hampton Boulevard
Greenville, SC 29615-1064
1-800-423-9398

This prospectus describes a flexible premium adjustable variable life insurance policy (Policy) issued by Business Men's Assurance Company of America (BMA, us, our or we). The Policy is a long-term investment designed to provide life insurance protection. This prospectus provides important information that a prospective investor should know before investing.

You can allocate all or part of your Accumulation Value to:

    o The Investment Options (you have investment risk, including possible loss of principal)
    o Our Fixed Account (we have the investment risk and guarantee a certain investment rate on your investment)



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE.




                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
POLICY BENEFITS/RISK SUMMARY
   POLICY BENEFITS
   POLICY RISKS
FEE TABLE
THE POLICY
   Ownership
   Changes to Policy
PURCHASING POLICY
   Premiums
   Applying For a Policy and Insurance Coverage
   Waiver of Planned Premium During Total Disability
   Issue Ages
   Allocation of Premiums
   Lapse, Grace Period and Reinstatement
   Maturity Date
   Termination of Policy
POLICY VALUES
   Accumulation Value
   Cash Surrender Value
   Accumulation Unit Value
   Right to Refund
DEATH BENEFITS
   Change in Death Benefit Option
   Specified Amount
   Settlement Options
OPTIONAL INSURANCE RIDERS
   Guaranteed Minimum Death Benefit Rider
   Accelerated Death Benefit Rider
   Covered Insurance Rider
   Extension of Maturity Date Rider
   Term Insurance Rider
CHARGES AND DEDUCTIONS
GENERAL
CHARGES DEDUCTED FROM PREMIUM PAYMENTS
   Premium Charge
PERIODIC CHARGES
   Monthly Deduction
   Investment Option Expenses
TRANSACTION CHARGES
   Surrender Charge
   Partial Surrender Fee
   Waiver of Surrender Charges
   Transfer Fee
   Taxes
INVESTMENT OPTIONS
FIXED ACCOUNT
TRANSFERS
   Dollar Cost Averaging
   Asset Rebalancing
   Asset Allocation Option
ACCESS TO YOUR MONEY
   Loans
   Surrenders
FEDERAL TAX MATTERS
   Life Insurance in General
   Taking Money Out of Your Policy
   Diversification and Owner Control
   Payment Options
   Business Use
STATE VARIATIONS
FINANCIAL STATEMENTS
APPENDIX A - Glossary
APPENDIX B - Investment Options
APPENDIX C - Policies Issued Prior to May 1, 2003



                          POLICY BENEFITS/RISKS SUMMARY

This summary describes the benefits and risks of the Policy. More detailed information can be found in other sections of this prospectus and in the Statement of Additional Information (SAI). Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

POLICY BENEFITS

INVESTMENT OPTIONS

You can allocate your money to our Fixed Account or to any or all of the available Investment Options.

DEATH BENEFITS

We pay the Death Proceeds to your Beneficiary when the Insured dies. The amount of the Death Benefit depends on: the Specified Amount of your Policy; the Death Benefit option in effect at the time of death; and under some circumstances, your Policy's Accumulation Value. You can choose between the following two Death Benefits Options:

         Level Death Benefit
         Adjustable Death Benefit

Under certain circumstances, you can change Death Benefit options. You can also change the Specified Amount under certain circumstances.

The actual amount payable to your Beneficiary is the Death Proceeds which is equal to the Death Benefit less any Indebtedness.

All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

SURRENDERS AND PARTIAL SURRENDERS

Surrenders: You may terminate the Policy at any time. We will pay you the Cash Surrender Value as of the Business Day we receive your request in good order. We may assess a Surrender Charge.

Partial Surrenders: After the first Policy Year, you may surrender a part of the Cash Surrender Value. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, as stated in your Policy, or reduce the remaining Cash Surrender Value below $500. We may assess a Surrender Charge and Partial Surrender Fee. A partial surrender may affect the Specified Amount and Death Benefit Option.

TRANSFERS

You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers every Policy Year. After that, there is a transfer fee.


LOANS

You may take a loan while the Policy is in force and not in the Grace Period. The amount of the loan can be any amount not to exceed the loan value, which is less than your Accumulation Value.

SUPPLEMENTAL BENEFITS

You may supplement the Policy with the following riders (where available):

   - Accelerated Death Benefit Rider
   - Term Insurance Rider
   - Covered Insured Rider
   - Guaranteed Minimum Death Benefit Rider
   - Waiver of Surrender Charges Rider
   - Waiver of Planned Premium During Total Disability of Primary Insured Rider
   - Extension of Maturity Date Rider

POLICY RISKS

It may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

INVESTMENT RISK

If you invest your Accumulation Value in one or more of the Investment Options, you will be subject to the investment risk that the investment return may be unfavorable and your Accumulation Value could decrease. A complete discussion of the risks of each Investment Option may be found in the prospectuses for the Investment Options. If you allocate your Accumulation Value to the Fixed Account, then we credit your Policy's Accumulation Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum rate specified in your Policy.

RISK OF LAPSE

If your Cash Surrender Value is not enough to pay the Monthly Deductions for the following month, your Policy may enter a 61-day Grace Period. If sufficient Premium is not paid during the Grace Period, all coverage under the Policy and any rider(s) will terminate without value at the end of the Grace Period. However, because the Policy has a five year no-lapse guarantee, the Policy will not terminate if the No-Lapse Minimum Monthly Premiums (as specified in your Policy) are paid during this five year period. Your Policy may also lapse if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination of the Policy with a loan outstanding may have federal tax consequences. You may reinstate a lapsed Policy, subject to certain requirements.

SURRENDER RISKS

The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. A Surrender Charge will also be applied for 10 years from the date of any increase in the Specified Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy as a short-term investment. The Policy has been designed to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Policy, Surrender Charges may determine whether your Policy will lapse (terminate without value), because Surrender Charges affect the Cash Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

Partial surrenders are not permitted during the first Policy Year. After the first Policy Year, you can make a partial surrender twice each Policy Year. There is a Partial Surrender Fee assessed. We may also assess a pro-rata portion of the Surrender Charge. If you make a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect.

A surrender may have tax consequences.

LOAN RISKS

A Policy loan, whether or not unpaid, will have a permanent effect on Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

We reduce the amount we pay on the Primary Insured's death by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full.

If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount received plus the amount of the loan, to the extent it exceeds the cost basis in the Policy, will generally be treated as ordinary income subject to tax.

TAX RISKS

We believe that the Policy will qualify as a life insurance contract under federal tax laws. However due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the death benefits payable to a Beneficiary under the Policy should be excludible from the gross income of the Beneficiary.

Tax law classifies certain life insurance contracts as modified endowment contracts (MECs) depending upon the amount and timing of premiums paid into the Policy.

If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

Under current federal tax rules, it is unclear under which circumstances a Policy Owner, because of the degree of control over the investments underlying the Policy will be considered the Owner of those underlying investments. It is not known whether the ability to transfer among Investment Options or the number or type of investment choices available under the Policy would cause the Policy Owner to be treated as the owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided by the Internal Revenue Service regarding these issues and what standards may be contained in such guidance.

Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax adviser regarding your particular circumstances and how these laws may affect you.

See "Federal Tax Matters" for further information about taxes.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between Investment Options.



                                            Transaction Fees

      Charge                          When Charge is Deducted                                  Amount Deducted
    ----------                        -----------------------                                  ---------------
Premium Charge(1)               Upon payment of Premium                           5.5% of all Premiums

Surrender Charge(2)(3)

Minimum and Maximum Charge      Upon total surrender before 10th Policy           First year minimum charge is $5.00 per $1,000 of
                                Anniversary or within 10 years after              Specified Amount. First year maximum charge is
                                increase in Specified Amount. For partial         $45.00 per $1,000 of Specified Amount.
                                surrenders, for any amount that
                                Specified Amount is reduced.  For
                                requested Specified Amount decrease before
                                10th Policy Anniversary or within 10 years
                                after increase in Specified Amount.

Charge for representative Owner (4)                                               $15.00 per $1,000 of Specified Amount


Partial Surrender Fee(3)        Upon partial surrender                            $25

Transfer Fee                    Upon transfers after 12 free transfer per         $25 per transfer after 12 free transfers
                                Policy Year.                                      each Policy Year


(1) The Premium Charge is 5.5% of all Premiums in Policy Years 1-10 and is 4.0% of all Premiums in Policy Years 11 and later.

(2) Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class. The Surrender Charge grades down each Policy Year and is zero at the end of Policy Year ten. After the fourth Policy Year, or after four years following the effective date of an increase in Specified Amount, the Surrender Charge between Policy Years will be pro-rated monthly. The Surrender Charges shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064 or by calling 1-800-423-9398. Your Policy will be issued with a Surrender Charge Schedule which shows the Surrender Charge at the end of the Policy Year. The charge is not affected by Special Rate Classes nor by the addition of riders.

(3) Once each Policy Year, on a non-cumulative basis, you may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If you totally surrender the Policy later that Policy Year for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender.

Under certain circumstances, the Surrender Charges may be waived. See "Charges and Deductions - Transactions Charges - Surrender Charge - Waiver of Surrender Charges."

(4) The representative Policy Owner is a male Insured, Issue Age 43 in Preferred Non-Tobacco Class.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Investment Option fees and expenses.


                                         Periodic Charges Other than Investment
                                                 Option Operating Expenses

      Charge                          When Charge is Deducted(2)                               Amount Deducted
    ----------                        -----------------------                                  ---------------
Cost of Insurance(1)

Minimum and Maximum              On Policy Date and monthly                      $0.04-$83.00 per month per $1,000 of net
COI Charge                       on each Monthly Anniversary Day                 amount at risk(4)

COI Charge for                   On Policy Date and monthly                      $0.22 per month per $1,000 of net
representative Owner(3)          on each Monthly Anniversary Day                 amount at risk in the first Policy Year(4)

Policy Charge(5)                 On Policy Date and monthly                      $25.00 per Policy Month
                                 on each Monthly Anniversary Day

Risk Charge(6)                   Monthly on each Monthly                        .80% annually of Accumulation Value in Separate
                                 Anniversary Day                                Account

Loan Interest Rate Charged       Upon first interest payment due date and        6% in arrears
                                 on each Policy Anniversary

OPTIONAL RIDER CHARGES(8):

Covered Insured Rider(7)         On Policy Date and monthly on each Monthly     $0.08-$31.00 per month per $1,000 of rider benefit
 (Minimum and Maximum Charge)    Anniversary Day                                amount

Charge for representative                                                       $0.10 per month per $1,000 of rider benefit in the
Owner(3)                                                                        first Policy Year

Waiver of Planned Premium        On Policy Date and monthly on each Monthly     $0.19-$2.00 per month per $100 of rider benefit
Rider(7)                         Anniversary Day                                amount
(Minimum and Maximum Charge)

Charge for representative                                                       $0.29 per month per $100 of rider benefit in the
Owner(3)                                                                        first Policy Year

Term Insurance Rider(7)          On Policy Date and monthly on each Monthly     $0.03-$83.00 per month per $1,000 of rider
(Minimum and Maximum Charge)     Anniversary Day                                benefit amount

Charge for representative                                                       $0.17 per month per $1,000 of rider benefit amount
Owner(3)                                                                        in the first Policy Year

DISCONTINUED OPTIONAL RIDER CHARGES (9):

Waiver of Monthly Deduction     On Policy Date and monthly on each Monthly       4.48%-43.10% of Monthly Deduction
  Rider(7)                      Anniversary Day.
(Minimum and Maximum Charge)

Charge for representative                                                        8.11% of Monthly Deduction
Owner(3)                                                                         first Policy Year

Accidental Death of Primary     On Policy Date and monthly on each Monthly       $0.06-$0.25 per $1,000 of Specified Amount
  Insured Rider(7)              Anniversary Day.
(Minimum and Maximum Charge)

Charge for representative                                                        $0.07 per month per $1,000 of rider benefit amount
Owner(3)

Future Purchase Option          On Policy Date and monthly on each Monthly       $0.09-$0.66 per $1,000 of rider benefit amount
Rider(7)                        Anniversary Day.
(Minimum and Maximum Charge)

Charge for representative                                                        $0.28 per month per $1,000 of rider benefit amount
Owner(3)

Primary Insured Rider(7)        On Policy Date and monthly on each Monthly       $0.04-$19.00 per $1,000 of rider benefit amount
(Minimum and Maximum Charge)    Anniversary Day.

Charge for representative Owner (3)                                              $0.58 per $1,000 of rider benefit

Children's Term Insurance       On Policy Date and monthly on each Monthly       $2.00 per $2,500 of Rider Coverage
  Rider                         Anniversary Day.

(1) Cost of insurance charges are based on the Specified Amount, sex, Issue Age, and Rate Class of the Primary Insured and the Policy Year. The cost of insurance charges shown in the table above may not be representative of the charges you would pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges for your Policy.

(2) The Policy Date may pre-date the day we actually issue you your Policy and apply your initial Net Premium. When we so apply your Net Premium, we will deduct for all of the above charges (except the risk charge) for the period from the Policy Date to such date.

(3) The representative Policy Owner is a male Insured, Issue Age 43 in a Preferred Non-Tobacco Class, with Level Death Benefit Option.

(4) The Net Amount at Risk is different for the Level Death Benefit Option and the Adjustable Death Benefit Option. See the SAI regarding the Net Amount at Risk.

(5) The Policy Charge is $25.00 per Policy Month for Policy Year 1 and $5.00 per Policy Month for Policy Years 2 and later. (This charge can be increased but will never exceed $10.00 per month.)

(6) The Risk Charge is .80% annually of Accumulation Value in the Separate Account for Policy Years 1-10 and .40% annually of Accumulation Value in the Separate Account for Policy Years 11 and later.

(7) The charge for the Rider varies based on the individual characteristics of the Insured. The charge shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064 or by calling 1-800-423-9398.

(8) We do not assess a charge for the Extension of Maturity Date Rider, Accelerated Death Benefit Rider, Guaranteed Minimum Death Benefit Rider and Waiver of Surrender Charges Rider.

(9) Certain riders were available with Policies issued prior to May 1, 2003. These riders are no longer available.

The next item shows the minimum and maximum total operating expenses charged by the available Investment Options that you may pay periodically during the time that you own the Policy. More details concerning each Portfolio's fees and expenses are contained in the prospectuses for the Investment Options.

RANGE OF INVESTMENT OPTION OPERATING EXPENSES FOR AVAILABLE INVESTMENT OPTIONS*


                                                         Minimum         Maximum
                                                        -------         --------
Total Annual Portfolio Operating Expenses

(expenses that are deducted from a Portfolio's            .27%           1.88%
assets, including management fees, 12b-1 fees and other expenses)

Total Annual Net Portfolio Operating Expenses After Fee
Waiver and/or Expense Reimbursement**                     .27%           1.42%

(expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable waiver and/or reimbursement arrangement)

* If you purchased an Advantage VUL Policy, see the Investment Option prospectuses for information regarding the fees and expenses of those Portfolios.

**The range of Total Annual Net Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the adviser to waive or reimburse operating expenses until at least May 1, 2004, as described in more detail below.

The following table shows the annual operating expenses for each Investment Option for the year ended December 31, 2002, before and after any applicable contractual expense reimbursements and/or waivers.

Total Annual Portfolio Operating Expenses for Each Available Investment Option



                                                                                             Total         Total
                                                                                            Annual      Net Annual
                                            Management  12b-1      Other       Other Net    Portfolio    Portfolio
                                               Fees     Fees      Expenses     Expenses     Expenses     Expenses
-----------------------------------         ----------  -----     --------     ---------    ----------   ----------
INVESTORS MARK SERIES FUND, INC.(1)
     Intermediate Fixed Income Portfolio.....   .60%      --       1.24%         .20%         1.84%         .80%
     Mid Cap Equity Portfolio................   .80%      --       1.08%         .10%         1.88%         .90%
     Money Market Portfolio..................   .40%      --       1.05%         .10%         1.45%         .50%
     Global Fixed Income Portfolio...........   .75%      --       1.12%         .25%         1.87%        1.00%
     Small Cap Equity Portfolio..............   .95%      --        .87%         .10%         1.82%        1.05%
     Large Cap Growth Portfolio..............   .80%      --        .77%         .10%         1.57%         .90%
     Large Cap Value Portfolio...............   .80%      --        .84%         .10%         1.64%         .90%
     Growth & Income Portfolio...............   .80%      --        .56%         .10%         1.36%         .90%
     Balanced Portfolio......................   .80%      --        .93%         .10%         1.73%         .90%
JANUS ASPEN SERIES (Institutional Shares)(2)
     Janus Aspen Series International
       Growth Portfolio......................   .65%      --        .09%         .09%          .74%         .74%
THE ALGER AMERICAN FUND (Class O Shares)
     Alger American Growth Portfolio.........   .75%      --        .10%         .10%          .85%         .85%
     Alger American Leveraged AllCap
      Portfolio..............................   .85%      --        .11%         .11%          .96%         .96%
     Alger American MidCap Growth Portfolio..   .80%      --        .13%         .13%          .93%         .93%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     VP Value (3)............................   .95%      --        .00%         .00%          .95%         .95%
     VP Income & Growth......................   .70%      --        .00%         .00%          .70%         .70%
DREYFUS STOCK INDEX FUND, INC.--Initial
   Shares(4).................................   .25%      --        .02%         .02%          .27%         .27%
DREYFUS VARIABLE INVESTMENT FUND--Initial
   Shares(4)
     Dreyfus VIF Disciplined Stock Portfolio.   .75%      --        .08%         .08%          .83%         .83%
VARIABLE INSURANCE PRODUCTS FUND, SERVICE
   CLASS 2 (5)
     Fidelity VIP Overseas Portfolio.........   .73%     .25%       .18%         .18%         1.16%        1.16%
     Fidelity VIP Growth Portfolio...........   .58%     .25%       .10%         .10%          .93%         .93%
     Fidelity VIP Contrafund Portfolio.......   .58%     .25%       .10%         .10%          .93%         .93%
INVESCO VARIABLE INVESTMENT FUNDS, INC.(6)
     INVESCO VIF-High Yield Fund.............   .60%      --        .45%         .45%         1.05%        1.05%
     INVESCO VIF-Core Equity Fund............   .75%      --        .37%         .37%         1.12%        1.12%
LAZARD RETIREMENT SERIES, INC.(7)
     Lazard Retirement Small Cap Portfolio...   .75%     .25%       .42%         .25%         1.42%        1.42%



(1) Investors Mark Advisor, LLC contractually agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. for the year ended December 31, 2002 and will continue this arrangement until May 1, 2005 so that the annual expenses do not exceed the amounts set forth above under "Total Net Annual Portfolio Expenses" for each Portfolio.

(2) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangement.

(3) The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(4) The expenses shown are for the fiscal year ended December 31, 2002. Current or future expenses may be greater or less than those presented. Please consult the underlying fund prospectus for more complete information.

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce
     a  portion  of  the  fund's  custodian  expenses.   These  offsets  may  be
     discontinued at any time.

(6) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because their custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors.

(7) Lazard Asset Management, LLC, the fund's investment adviser, voluntarily agreed to reimburse all expenses through December 31, 2003 to the extent total annual portfolio expenses exceed in any fiscal year 1.25% of the Portfolio's average daily net assets. Absent this expense reimbursement, Total Portfolio Expenses for the year ended December 31, 2002 would have been 1.42% for the Lazard Retirement Small Cap Portfolio.


               Business Men's Assurance Company of America (BMA)

Business Men's Assurance Company of America ("BMA" or "us," "ours," "we"), P.O. Box 419458, Kansas City, Missouri 64141-6458 was incorporated on July 1, 1909 under the laws of the state of Missouri. BMA is licensed to do business in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Liberty Life Insurance Company, which is an insurance company domiciled in the state of South Carolina.

                           BMA Variable Life Account A

We have established a separate account, BMA Variable Life Account A (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other policies we may issue. BMA is responsible for all obligations under the Policies.


                                THE POLICY

The variable life insurance policy is a contract between you, the Owner, and BMA, an insurance company. The Policy is intended as a long term investment.

The Policy offers the following to individuals:

          o    create or conserve one's estate

          o    supplement retirement income

          o    access to funds through loans and surrenders

The Policy offers the following to businesses:

          o    protection for the business in the event a key employee dies

          o    provide debt protection for business loans

          o create a fund for employee benefits, buy-outs and future business needs.

The Policy provides for life insurance coverage on the Primary Insured and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent you allocated Premium or Accumulation Value to the Investment Options of the Separate Account, you bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

Because the Policy is like traditional and universal life insurance, it provides a Death Benefit. When the Primary Insured dies, the Death Proceeds are paid to your Beneficiary which should be excludible from the gross income of the Beneficiary. The tax-free Death Proceeds make this an excellent way to accumulate money you do not think you will use in your lifetime and is a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy or make a total or partial surrender.

Ownership

Owner. You, as the Owner of the Policy, have all of the rights under the Policy. You can name a Contingent Owner. If you die while the Policy is still in force and the Primary Insured is living, ownership passes to the Contingent Owner or if none, then your estate becomes the Owner.

Joint Owner. The Policy can be owned by Joint Owners. On the death of any Owner, the deceased Owner's interest in the Policy passes to the surviving Owner. Authorization of both Joint Owners is required for all Policy changes except for transfers of Accumulation Value and Premium allocations.

Change of Ownership. You may name a new Owner or may name or change a Contingent Owner at any time while the Primary Insured is living. If a new Owner or Contingent Owner is named, then, unless otherwise stated, any prior designation of Contingent Owner will be voided. When acknowledged in writing by us, the change will take effect on the date the notice was signed. We will not be liable for payment made or action taken before the notice was acknowledged by us.

Assignment. You can assign the Policy.

Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

Changes to Policy

Any change in the Policy will be binding on us only when endorsed by our President, Vice President, Secretary or Assistant Secretary.

To the extent permitted by applicable laws and regulation, we may make changes without your consent to the provisions of the Policy to comply with any applicable federal or state laws including, but not limited to, requirements for life insurance contracts under the Internal Revenue Code. You have the right to refuse such changes. However, in such an event, we cannot accept responsibility for the tax treatment of the Policy.

                          PURCHASING THE POLICY

Premiums

Premiums are the monies you give us to buy the Policy. The Policy is a flexible premium policy which allows you to make Premium payments in any amount and at any time, subject of course to making sufficient Premium payments to keep the Policy in force. Even though the Policy is flexible, when you apply for coverage you can establish a schedule of Premium payments (Planned Premiums). The Planned Premiums are selected by you. Therefore, they will differ from Policy to Policy. You should consult your registered representative about your Planned Premiums.

Additional Premiums may be paid at any time. However, we reserve the right to limit the number and amount of additional Premiums. Under some circumstances, we may require evidence that the Primary Insured is still insurable. All Premiums are payable at the BMA Service Center.

You may change the frequency and/or increase or decrease the amount of Planned Premiums. Any changes may affect Surrender Charges, loans, Policy charges or termination of the Policy. If an additional Premium will increase the amount of coverage, we will require evidence of insurability of the Primary Insured before the Net Premium is allocated to the Fixed Account or the Investment Options.

Waiver of Planned Premiums Rider. You can elect to have a Waiver of Planned Premium During Total Disability of Primary Insured Rider added to your Policy. The rider provides for the Planned Premium to be waived by crediting a Premium equal to the monthly waiver benefit on each Monthly Anniversary Day during the Primary Insured's total disability beginning before age 60 and continuing 6 months or more. Premiums paid during the first 6 months of disability are refunded, and subsequent Premiums are waived as long as total disability continues. The monthly waiver benefit to be credited as a Premium to the Policy while benefits are payable under the rider is the Planned Premium at the time the disability begins. All Monthly Deductions will continue to be made.

     If at the end of any Policy Month while benefits are being paid under the rider, the Cash Surrender Value is not sufficient to cover the Monthly Deductions, the credit of the monthly waiver benefit will cease, and the Monthly Deductions will be waived as long as total disability continues.

     If the Primary Insured is no longer totally disabled, you must begin paying Premiums again. If you do not pay sufficient Premiums, your Policy may lapse depending on your facts and circumstances at that time.

     You should consult the rider for the terms and conditions.

Applying For a Policy and Insurance Coverage

If you wish to purchase a Policy, you must submit an application to us. You must select:

1. a Specified Amount (the minimum Specified Amount is $100,000 and the maximum is $999,999,999.99);

2.  a Death Benefit Option (Level Death Benefit or Adjustable Death Benefit);

3.  the amount of Planned Premiums that you intend to pay; and

4. the Investment Options and/or Fixed Account to which we will allocate your Premium.

As part of the application we ask you to give us information about the proposed Primary Insured. We will review your application under our current guidelines. This review is called underwriting. We may request additional information and/or ask the Primary Insured to provide us with medical records, a physician's statement or possibly require other medical tests. After reviewing all the information we are provided about the Primary Insured, we determine the Primary Insured's Rate Class (we have a number of Rate Classes) or we may, in our sole discretion, reject the application. If we reject the application we will return the initial Premium.

Our underwriting process may take some period of time. It is not uncommon for this process to take up to 60 days. When we complete our underwriting of your application and we have determined that the Primary Insured is an acceptable risk, we will issue you a Policy. However, during our underwriting period we offer fixed insurance which is referred to as conditional coverage. In order to be eligible for this coverage you must submit your initial Premium with the application and the following will apply:

1. coverage begins (which is the Policy Date) upon the later of the date of your application, a medical exam, if required, or a date you request (it must be no later than 60 days of the date of the application);

2.   conditional coverage expires when we issue you a Policy;

3. conditional coverage is for the lesser of $150,000 or the Specified Amount applied for; and

4. conditional coverage is subject to a number of restrictions and is only applicable if the proposed Primary Insured was an acceptable risk for the insurance applied for.

If we issue you a Policy, Monthly Deductions begin as of the Policy Date, regardless of when we actually issue the Policy. The Policy may, at your option, be back-dated up to six (6) months prior to the date of application in order to set the initial cost of insurance for a younger age. If you gave us your initial Premium with your application, it is possible that more than one Monthly Deduction will be deducted if the underwriting process took more than one month or if the Policy is back-dated. If you make your initial Premium Payment at the time your Policy is delivered to you, the Policy Date will be set at five Business Days after we complete our underwriting.

Issue Ages

We currently issue to Primary Insureds whose ages are 20-80.

Allocation of Premiums

When you apply for a Policy and we receive money with your application, we will initially hold your money in a suspense account while we underwrite your application. Your money will remain in a suspense account during the underwriting process. Upon completion of the underwriting process, your money will be moved to the Money Market Portfolio where it will remain for 10 days (or the Free Look period required in your state). After the 10 days, we will allocate your money to the Investment Option(s) you requested in the application. All allocation directions must be in whole percentages (with a 1% minimum allocation). If you pay additional Premiums, we will allocate them in the same way as your first Premium unless you tell us otherwise.

Free Look Period. If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state) (Free Look Period). (If the Owner is a resident of California and is age 60 or older, the period is 30 days.) When you cancel the Policy within this time period, we will not assess a Surrender Charge and will give you back your Premium payment less any Indebtedness. The returned Policy will be treated as if we had never issued it.

When your application for the Policy is in good order, we will invest your first Premium in the Money Market Portfolio within two days after we have completed our underwriting. Subsequent Premiums will be allocated in accordance with the selections in your application.

If as a result of our underwriting review, we do not issue you a Policy, we will return your Premium. If we do issue a Policy, on the Policy Date we will deduct the applicable Monthly Deduction(s).

Lapse, Grace Period and Reinstatement

Your Policy will stay in effect as long as your Cash Surrender Value at the end of a Policy Month is sufficient to cover the Monthly Deduction for the following Policy Month. If the Cash Surrender Value of your Policy is not enough to cover this deduction, we will mail you a notice. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period. The Policy will stay in force during the Grace Period. If sufficient Premium is not paid within the Grace Period, all coverage under the Policy and any attached rider(s) will terminate without value at the end of the Grace Period. However, during the first five Policy Years, the Policy will not terminate if the required Premiums are paid.

If the Primary Insured dies during the Grace Period, the Premiums required to provide coverage to the date of Primary Insured's death will be deducted from any amounts payable under the Policy. Because the Policy has a five year no-lapse guarantee, the Policy will not terminate if the No-Lapse Monthly Minimum Premiums are paid during this five year period.

We guarantee that the Policy will stay in force for the first five years after we issue it if total Premiums paid are at least as great as:

     1. the cumulative five year No-Lapse Monthly Minimum Premium; plus

     2. the total of all partial surrenders made; plus

     3. Indebtedness.

We will establish a No-Lapse Monthly Minimum Premium at the time you apply for coverage which is the smallest level of Planned Premiums we will accept.

The Policy will remain in force if the Cash Surrender Value is greater than the Monthly Deduction regardless of how long it has been in force and whether or not you have made your Planned Premiums.

Unless surrendered for cash, the Policy, and any attached riders, may be reinstated within five years after the date of termination and prior to the Maturity Date while the Primary Insured is alive.

You must satisfy the following conditions for reinstatement:

   - Evidence of insurability satisfactory to us for all persons to be insured under the reinstated Policy;
   - payment or reinstatement of all Indebtedness on the Policy; and
   - payment of all past due premiums.

The effective date of the reinstated Policy will be the first Monthly Anniversary Day that falls on or next follows the date the application for reinstatement was approved by us.

Maturity Date

Unless you request an extension, the Maturity Date is the Policy Anniversary nearest the Primary Insured's 100th birthday. If the Policy is in force on the Maturity Date:

1. all insurance benefits end; and

2. the Accumulation Value less any Indebtedness will be paid as you direct in a lump sum or under a payment option.

The Policy may end prior to the Maturity Date if the Cash Surrender Value is insufficient to continue coverage to such date and adequate additional Premiums are not paid (see above).

Extension of Maturity Date Rider. At any time within twelve months prior to the Maturity Date, you may request to extend the Maturity Date through the Extension of Maturity Date Rider. If the Maturity Date is extended, the Death Benefit will be the Accumulation Value, less any Indebtedness. Monthly Deduction amounts will no longer be deducted and additional Premiums will not be accepted. The SAI contains additional information regarding extending the Maturity Date.

Termination of Policy

The Policy will terminate on the earliest of these dates:

1.  the Maturity Date;

2.  the date of the Primary Insured's death;

3.  the end of the Grace Period;

4. the date when the Indebtedness equals or exceeds the Accumulation Value, less the Surrender Charge, if any;

5.  the date surrender of the Policy is effective, or;

6. the first Monthly Anniversary Day that falls on or next follows your Authorized Request to cancel the Policy.

POLICY VALUES

Accumulation Value

The Accumulation Value of your Policy is the sum of your Policy values in the Investment Options of the Separate Account, the Fixed Account and the Loan Account. Accumulation Values vary from day to day, depending on the investment performance of the Investment Options you choose, the interest we credit to the Fixed Account, charges we deduct, and any other transactions (such as transfers, partial surrenders and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

Cash Surrender Value

The Cash Surrender Value of your Policy is the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full and less any Indebtedness.

Accumulation Unit Values

The value of your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) you choose. In order to keep track of the value of your Policy allocated to the Investment Options, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) The SAI contains detailed information regarding Accumulation Unit values.

Every Business Day we determine the value of an Accumulation Unit for each of the Investment Options. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to your Policy.

When you make a Premium payment, we credit your Policy with Accumulation Units for the selected Investment Option(s). The number of Accumulation Units credited is determined by dividing the amount of Net Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to your Policy.

After the first Monthly Deduction, when we assess the Monthly Deductions, we do so by deducting Accumulation Units from your Policy. When you have selected more than one Investment Option and/or the Fixed Account, we make the deductions pro-rata from all the Investment Options and the Fixed Account.

When you make a partial surrender we determine the number of Accumulation Units to be deducted by dividing the amount of the partial surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from your Policy. When you make a transfer from one Investment Option to another we treat the transaction by its component parts, i.e. a surrender and a purchase.

     Example:

     On Monday we receive a Premium payment from you. You have told us you want $700 of this payment to go to the Large Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Large Cap Value Portfolio is $12.70. We then divide $700 by $12.70 and credit your Policy on Monday night with 55.12 Accumulation Units for the Large Cap Value Portfolio.

Right to Refund

To receive the tax treatment accorded life insurance under federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid which we determine will cause any coverage under the Policy to fail to qualify and to continue to qualify as life insurance under applicable tax law or will cause it to become a Modified Endowment Contract (MEC). Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

If subsequent Premium payments will cause your Policy to become a MEC we will contact you prior to applying the Premium. If you elect to have the Premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the Premiums. The "Federal Tax Matters" section of this prospectus contains a discussion of certain tax provisions, including MECs.

Exchange of a Policy for a BMA Policy

Under federal tax law, a life insurance policy may be exchanged tax-free for another life insurance policy. However, a policy received in exchange for a MEC will also be treated as a MEC. Any exchange of a policy for a BMA Policy must meet our policy exchange rules in effect at that time.

                             DEATH BENEFITS

The primary purpose of the Policy is to provide Death Benefit protection on the life of the Primary Insured. While the Policy is in force, if the Primary Insured dies, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness. If the Policy is in the Grace Period, the Death Proceeds are further reduced by the amount of the Monthly Deductions required to provide coverage to the date of the Primary Insured's death plus any Indebtedness. The Death Benefit is calculated on the date of death of the Primary Insured.

The amount of the Death Benefit depends upon:

          o  the Specified Amount,

          o your Policy's Accumulation Value on the date of the Primary Insured's death, and

          o  the Death Benefit Option in effect at the time of death.

The Policy provides two Death Benefit options:

          o  a Level Death Benefit, and

          o  an Adjustable Death Benefit.

So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

Level Death Benefit Option

The amount of the Death Benefit under the Level Death Benefit Option is the greater of:

1. the Specified Amount on the date of death; or

2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

Adjustable Death Benefit Option

The amount of the Death Benefit under the Adjustable Death Benefit Option is the greater of:

1. the Specified Amount on the date of death plus the Accumulation Value on the date of death; or

2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

     The applicable percentage is a percentage that is based on the Attained Age of the Primary Insured at the beginning of the Policy Year and is equal to the following:


                                    TABLE OF MINIMUM DEATH BENEFIT CORRIDOR PERCENTAGES

                 Attained                Corridor                     Attained                      Corridor
                   Age                  Percentage                       Age                      Percentage
                   ---                  ----------                       --                      ----------

                  0-40                     250%                          60                           130%
                   41                      243%                          61                           128%
                   42                      236%                          62                           126%
                   43                      229%                          63                           124%
                   44                      222%                          64                           122%
                   45                      215%                          65                           120%
                   46                      209%                          66                           119%
                   47                      203%                          67                           118%
                   48                      197%                          68                           117%
                   49                      191%                          69                           116%
                   50                      185%                          70                           115%
                   51                      178%                          71                           113%
                   52                      171%                          72                           111%
                   53                      164%                          73                           109%
                   54                      157%                          74                           107%
                   55                      150%                         75-90                         105%
                   56                      146%                          91                           104%
                   57                      142%                          92                           103%
                   58                      138%                          93                           102%
                   59                      134%                          94                           101%
                                                                       95-100                         100%


Change in Death Benefit Option

You may change the Death Benefit option after the Policy has been in force for at least one year, subject to the following:

1.   You must submit an Authorized Request;

2. once the Death Benefit option has been changed, it cannot be changed again for one year from the date of the change;

3. if the Level Death Benefit Option is to be changed to the Adjustable Death Benefit Option, you must submit proof satisfactory to us that the Primary Insured is still insurable;

4. if the Level Death Benefit Option is changed to the Adjustable Death Benefit Option, the resulting Specified Amount can never be less than $50,000. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value on the date of change. This decrease will not result in any decrease in Premiums or Surrender Charges; and

5. if the Adjustable Death Benefit Option is changed to the Level Death Benefit Option, the Specified Amount will be increased by an amount equal to the Accumulation Value on the date of the change. This increase will not result in any increase in Premiums or Surrender Charges.

Any change in a Death Benefit option will take effect on the Monthly Anniversary Date on or following the date we approve the request for the change.

Specified Amount

The minimum Specified Amount is $100,000 ($50,000 when there is an Accelerated Death Benefit Rider or a change from the Level Death Benefit Option to the Adjustable Death Benefit Option). The maximum Specified Amount is
$999,999,999.99.

You may change the Specified Amount of the Policy effective on any Monthly Anniversary Day after the Policy has been in force at least one year, subject to the following requirements. Once the Specified Amount has been changed, it cannot be changed again for one year from the date of a change.

Specified Amount Increase

To increase the Specified Amount you must:

          1. submit an application for the increase;

          2. submit proof satisfactory to us that the Primary Insured is an insurable risk; and

          3. pay any additional Premium which is required.

The Specified Amount can only be increased before the Primary Insured reaches Age 80. A Specified Amount increase will take effect on the Monthly Anniversary Day on or following the day we approve the application for the increase. The Specified Amount increase must be for at least $10,000. Each increase will have its own Surrender Charge schedule based on the increased Issue Age, sex and Rate Class. The Rate Class that applies to any Specified Amount increase may be different from the Rate Class that applies to the Initial Specified Amount. Each increase will have its own cost of insurance rate based on the Issue Age, sex and Rate Class on the effective date of the increase and on the duration from the effective date of the increase.

The following changes will be made to reflect the increase in Specified Amount:

          1. the No-Lapse Monthly Minimum Premium will be increased;

          2. an additional Surrender Charge for the increase in Specified Amount will apply.

We will furnish you with documentation showing you any change in Rate Class for the Specified Amount increase, the amount of the increase and the additional Surrender Charges.

Specified  Amount  Decrease

You must request by Authorized Request any decrease in the Specified Amount. The decrease will take effect on the later of:

1. the Monthly Anniversary Day on or following the day we receive your request for the decrease; or

2. the Monthly Anniversary Day one year after the last change in Specified Amount was made.

A Specified Amount decrease will be used to reduce any previous increases to the Specified Amount which are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left over after all Specified Amount increases have been reduced to zero, it will be used to reduce the Initial Specified Amount. We will not permit a Specified Amount decrease that would reduce the Specified Amount below the Minimum Specified Amount. The applicable Surrender Charge for the amount of decrease will be deducted from the Accumulation Value.

The No-Lapse Monthly Minimum Premium will be reduced to reflect the Specified Amount decrease.

Settlement Options

There are several ways of receiving the Death Proceeds and proceeds payable upon maturity of the Policy other than in a single lump sum under one of the payment options provisions of the Policy. The payment options do not vary with the performance of the Investment Options. Information regarding the Payment Options is contained in the SAI.

OPTIONAL INSURANCE RIDERS

Below is a summary of the Optional Insurance Riders. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for the particulars to your own situation.

Guaranteed Minimum Death Benefit Rider

You can apply to have a Guaranteed Minimum Death Benefit Rider added to your Policy. This rider guarantees that the Death Benefit under your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit (GMDB) period provided that the GMDB premium requirement has been met.

The GMDB Period is determined for each Issue Age in accordance with the following:


                                                                                                 GMDB
         Issue Age                                                                             Period
         ---------                                                                             ------
           20-35........................................................................       25 years
           36-50........................................................................      to age 60
           51-55........................................................................       10 years
           56-59........................................................................      to age 65



By meeting this premium requirement, the Policy and any riders will not lapse even if the Policy's Cash Surrender Value is not sufficient to cover the Monthly Deduction on a Monthly Anniversary Day during the GMDB period.

There is no separate charge for this rider but in order to have the GMDB provided by the rider you must meet the GMDB Premium requirement. The GMDB premium requirement is that the sum of all Premiums paid less any partial surrenders and less any Indebtedness are at least as large as the sum of the GMDB monthly Premiums since the Policy Date. The payment requirement for the GMDB rider must be met on each Monthly Anniversary Day even though Premiums do not need to be paid monthly. The GMDB Monthly Premium is based on the Primary Insured's Issue Age, sex and Rate Class and includes all rider costs. This rider is only available at the time your Policy is issued. This rider will terminate when the Policy terminates, a request to terminate the rider is received, the GMDB Premium requirement is not met, or the GMDB period ends. This rider is not available for use with the Waiver of Monthly Deduction Rider or the Covered Insured Rider providing coverage for a non-family member. It is not available on substandard issued Policies.

Accelerated Death Benefit Rider

If the Primary Insured is terminally ill, under the Accelerated Death Benefit Rider, we will pre-pay a portion of the Death Benefit. You may elect to have an Accelerated Death Benefit paid to you as the Owner. Irrevocable beneficiaries and assignees must consent to the payment of any Accelerated Death Benefit. You can only elect this benefit one time, regardless of the amount you selected. No premium is charged for this rider. This rider is automatically added to your Policy when it is issued (except for Policies issued as substandard). We do not deduct a Surrender Charge or Partial Surrender Fee when a benefit is paid under this rider.

You can choose an amount between 10% and 50% of the Specified Amount. The maximum benefit amount is the greater of $250,000 and 10% of the Specified Amount. The remaining amount of the Specified Amount in your Policy must be at least equal to 50% of the Minimum Specified Amount.

Benefits under the Policy will be reduced upon receipt of an Accelerated Death Benefit amount. If you receive an Accelerated Death Benefit amount, it may be taxable. You should contact your personal tax or financial adviser for specific information.

After an Accelerated Death Benefit payment is made, the Policy will remain in force and reduced Premiums will be payable. The Policy's Specified Amount, Accumulation Value and Surrender Charge will be reduced by the percentage of the requested portion of the available amount as specified in the Accelerated Death Benefit Rider. Any outstanding loan will be reduced by the portion of the loan and repaid by the same percentage as the Accelerated Death Benefit percentage as described in the rider.

The receipt of an Accelerated Death Benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. The amount available will be reduced by an interest charge and a loan repayment amount.

Covered Insured Rider

The Covered Insured Rider provides level term insurance coverage for up to two persons, between the ages of 20 and 65, one of whom may be a non-family member. A family member is the spouse or child of the Primary Insured. The minimum amount of insurance will be $50,000. The rider has no Accumulation Value or loan value. The amount of the monthly charge will be withdrawn from the Accumulation Value of the Policy and is based upon Issue Age, duration, sex and Rate classification of the covered persons. Coverage under the rider may be converted to a fixed permanent life or endowment policy which will provide coverage beyond the term of the Policy.

The rider is available at the time the Policy is issued or at a later date with evidence of insurability. The rider will terminate when the Policy terminates, upon the original Policy Maturity Date, on the Policy Anniversary on or next following the 75th birthday of the younger Insured covered under the rider or the first Monthly Anniversary Day that follows your request to cancel the rider.

Term Insurance Rider

You may elect to purchase additional insurance on the Primary Insured under the Term Insurance Rider. The rider provides term insurance up to an amount not to exceed three times the Policy's Specified Amount. The rider does not provide any Accumulation Value or loan value. The monthly charge for this rider will be withdrawn from the Accumulation Value of the Policy. The amount of coverage under the rider may under certain circumstances be increased or decreased during the term of the rider. The rider will terminate upon the original Maturity Date or upon termination of the Policy.

                                 CHARGES AND DEDUCTIONS

GENERAL

Charges are deducted in connection with the Policy to compensate us for:

     - our expenses in selling the Policy;
     - underwriting, issuing and administering the Policy;
     - premium taxes incurred on Premiums received;
     - providing the insurance benefits provided for in the Policy; and
     - assuming certain risks in connection with the Policy.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur. The nature and amount of these charges are more fully described below.

CHARGES DEDUCTED FROM PREMIUM PAYMENTS

Premium Charge

We deduct a Premium Charge from each Premium payment you make. We consider a portion of the premium charge a sales load. The sales load portion is 3.5% of Premiums paid during the first ten Policy Years and 2.0% of Premiums paid thereafter. The portion of the Surrender Charge that does not recover issue and underwriting expenses is assessed as a sales load but only if the Policy is surrendered during the first ten Policy Years. The Premium Charge is as follows:

     Policy Years 1-10:..................................5.5% of all Premiums
     Policy Years 11 and thereafter:.....................4.0% of all Premiums


PERIODIC CHARGES

Monthly Deduction

The initial Monthly Deduction is deducted when we apply your initial Premium under the Policy. The initial Monthly Deduction is for the period from the Policy Date to the next Monthly Anniversary Day following the issuance of the Policy, except that the risk charge is not assessed as part of this first Monthly Deduction. Therefore, such amount will more than likely be for more than one Policy Month. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

1. the Cost of Insurance for the following Policy Month; plus

2. the Monthly Rider Charges for the following Policy Month, if any; plus

3. the monthly Policy Charge for the following Policy Month; plus

4. the Risk Charge.

     Cost of Insurance. The Cost of Insurance Charge compensates us for providing life insurance on the life of the Primary Insured for the following Policy Month. To determine the amount of the charge we first divide your then current Death Benefit by the monthly discount factor of 1.0032737. Then, we subtract your then current Accumulation Value. This result is the additional amount we are at risk for if the Primary Insured should die during the month (the net amount at risk). The net amount at risk depends upon:

          o    the amount of the Death Benefit on the Monthly Anniversary Day,

          o    the monthly discount factor of 1.0032737, and

          o    the Accumulation Value on the Monthly Anniversary Day.

We then determine the cost of insurance charge by multiplying the net amount at risk by the applicable cost of insurance rate.

     The monthly cost of insurance rate, per $1,000 of net amount at risk, is based on:

          o    the Specified Amount,

          o    Issue Age of the Primary Insured,

          o    sex of the Primary Insured,

          o    Rate Class of the Primary Insured, and

          o    the Policy Year.

Generally, we use a cost of insurance rate that is less than the maximum rate.

We guarantee that the Cost of Insurance Rate will not exceed the rate set forth in your Policy (the Guaranteed Cost of Insurance Rates). The Guaranteed Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, (1980 CSO Table).

If your Policy was issued substandard, the Guaranteed Cost of Insurance Rates will be higher and will be based upon a multiple of the 1980 CSO Table or permanent or temporary flat extra charges. The multiple or extra charges will be based upon the Primary Insured's substandard rating as determined during our underwriting process.

We may use rates that are less than the Guaranteed Cost of Insurance Rates shown in the Policy. We refer to these rates as the Current Cost of Insurance Rates.


Risk Charge. We assess a Risk Charge which is deducted as part of the Monthly Deduction. The Risk Charge is calculated as follows:

         Per Policy Month for Policy
         Years 1-10:.......................  .80%, on an annual basis, of the
                                             Accumulation Value in the Separate
                                             Account.
         Per Policy Month for Policy
         Years 11 and later:...............  .40%, on an annual basis, of the
                                             Accumulation Value in the Separate
                                             Account.

Policy Charge. We assess a Policy Charge which is deducted each Monthly Anniversary Day. The Policy Charge is:

         Per Policy Month for Policy
         Year 1:........................................................  $25


         Per Policy Month for Policy
         Years 2 and later:.............................................  Currently, $5.00. This charge is not guaranteed and may be increased but it will not exceed
                                                                          $10 per month.

Investment Option Expenses. There are deductions from and expenses paid out of the assets of the various Investment Options. See the Fee Table in this prospectus and the fund prospectuses for more information. The annual expenses of the Investment Options are based on data provided by the respective funds. We have not independently verified such data.

     Monthly Rider Charges. We charge separately for certain riders attached to the Policy. We deduct the cost of the riders for the following Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day. You should consult the riders for the terms and conditions.

     If you select one of the following riders, we will assess a charge for the benefit provided. The charges you will be assessed are found on the Policy Schedule of your Policy.

         o Covered Insured Rider

         o Waiver of Planned Premiums During Total Disability of Primary Insured Rider

         o Term Insurance Rider

We do not assess a charge for the Extension of Maturity Date Rider, Accelerated Death Benefit Rider, Guaranteed Minimum Death Benefit Rider and the Waiver of Surrender Charges Rider.

TRANSACTION CHARGES

Surrender Charge

Under certain circumstances, Surrender Charges may apply. If the Policy is surrendered before the 10th Policy Anniversary or within 10 years following the effective date of any increase in Specified Amount, or for a requested decrease in Specified Amount before the 10th Policy Anniversary, or within 10 years after an increase in Specified Amount, a Surrender Charge may be deducted.

The maximum Surrender Charge that will be assessed ranges from $5.40 to $44.56 per $1,000 of Specified Amount. Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class. The Surrender Charge grades down each Policy Year and is zero at the end of Policy Year ten. We have provided the table below which shows the maximum initial Surrender Charge per $1,000 for all of the Ages in the range, for males and females and for different Rate Classes. The maximum Surrender Charge for some Ages in the range will be smaller. Your Policy will be issued with a Surrender Charge Schedule which shows the Surrender Charge during each Policy Year applicable to you.



                  Maximum Initial Surrender Charges Per $1,000




                                                                                  Male            Female
                                                                              Non-             Non-
         Issue Age                                                           Tobacco Tobacco  Tobacco Tobacco
         ---------                                                           ------- -------  ------- -------

         20-29.............................................................     $8.10   $9.18    $7.20   $8.10
         30-39.............................................................     12.43   14.78    10.92   12.43
         40-49.............................................................     19.32   23.87    16.28   18.91
         50-59.............................................................     29.52   35.07    23.52   28.11
         60-69.............................................................     41.64   44.56    32.49   38.00
         70-80.............................................................     41.94   42.29    35.97   39.41



The charge is not affected by special Rate Classes nor by the addition of riders. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the Surrender Charge is assessed for any amount that the Specified Amount is reduced. The pro-rata Surrender Charge is calculated in the same manner as for a requested decrease.

Partial Surrender Fee

When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, we will charge a Partial Surrender Fee of $25.

The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the withdrawal is made.

Waiver of Surrender Charges

After the first Policy Anniversary, the Surrender Charge may be waived in the following circumstances:

     Free Partial Surrender Amount. Once each Policy Year, on a non-cumulative basis, you may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If you totally surrender the Policy later that Policy Year for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender.

     Confinement. The Surrender Charge will not apply if:

          (1) You are confined in a long term care facility, skilled or intermediate nursing facility or hospital;

          (2) You have been so confined for at least 90 consecutive days;

          (3) a physician certifies that confinement is required because of sickness or injury; and

          (4) You were not so confined on the Policy Date.

     Proof of confinement will be required in a form satisfactory to us.

     Total Disability. The Surrender Charge will not apply if:

          (1) You are totally disabled;

          (2) You have been so disabled for at least 90 days;

          (3) a physician certifies that you are totally disabled; and

          (4) You were not so disabled on the Policy Date.

     Proof of disability will be required in a form satisfactory to us.

     Involuntary Unemployment. The Surrender Charge will not apply if:

          (1) You were employed on a "full time" basis (working at least 17 hours per week) on the Policy Date;

          (2) Your employment was terminated by your employer;

          (3) You remain unemployed for at least 90 days; and

          (4) You certify in writing at the time you make your surrender request that you are still unemployed.

     Divorce. The Surrender Charge will not apply if:

          (1) You were married on the Policy Date;

          (2) subsequent to the Policy Date a divorce proceeding is filed; and

          (3) You certify in writing at the time you make your surrender request that you are now divorced.

We will not assess pro-rata Surrender Charges for earlier free partial withdrawals if you make a total surrender due to confinement, total disability, involuntary unemployment or divorce.

Not all options may be available in all states.

Surrenders may result in taxable income. (See "Federal Tax Matters - Taking Money Out of Your Policy.")

Transfer Fee

You can make 12 free transfers every Policy Year. If you make more than 12 transfers a year, we will deduct a transfer fee of $25. If we do assess a transfer fee, it will be deducted from the amount transferred.

If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

Taxes

We do not currently assess any charge for income taxes which we incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.

                           INVESTMENT OPTIONS

When you buy a Policy, to the extent you have selected the Investment Options, you bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) you select.

You can put your money in any of the Investment Options listed below.


THE ALGER AMERICAN FUND (CLASS O SHARES)

     Advisor: Fred Alger Management, Inc.
         Alger American Growth Portfolio
         Alger American Leveraged AllCap Portfolio
         Alger American MidCap Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     Advisor: American Century Investment Management, Inc.
         VP Income & Growth
         VP Value

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

     Advisor: The Dreyfus Corporation (Index Fund Manager: Mellon Equity
        Associates)

DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")

     Advisor: The Dreyfus Corporation
        Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

     Advisor: INVESCO Funds Group, Inc.
       INVESCO VIF-High Yield Fund
       INVESCO VIF-Core Equity Fund

INVESTORS MARK SERIES FUND, INC.
Advisor: Investors Mark Advisor, LLC

     Sub-Advisor: Standish Mellon Asset Management Company LLC
       Intermediate Fixed Income Portfolio
       Mid Cap Equity Portfolio
       Money Market Portfolio
       Global Fixed Income Portfolio

     Sub-Advisor: Columbia Management Advisors, Inc. (formerly,
     Stein Roe & Farnham Incorporated)
       Small Cap Equity Portfolio
       Large Cap Growth Portfolio

     Sub-Advisor: David L. Babson & Company Inc.
       Large Cap Value Portfolio

     Sub-Advisor: Lord Abbett & Co. LLC
       Growth & Income Portfolio

     Sub-Advisor: Kornitzer Capital Management, Inc.
       Balanced Portfolio

JANUS ASPEN SERIES (Institutional Shares)

     Advisor: Janus Capital Management LLC
         Janus Aspen Series International Growth Portfolio*

* Effective on or about March 24, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

LAZARD RETIREMENT SERIES, INC.

     Advisor: Lazard Asset Management, LLC
        Lazard Retirement Small Cap Portfolio

VARIABLE INSURANCE PRODUCTS FUND ("VIP") (Service Class 2)

     Advisor: Fidelity Management & Research Company
       Fidelity VIP Overseas Portfolio
       Fidelity VIP Growth Portfolio
       Fidelity VIP Contrafund(R) Portfolio


You should read the prospectuses for these Investment Options carefully. Copies of these prospectuses will be sent to you with your confirmation. You can obtain copies of the Investment Option prospectuses by writing us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or calling us at 1-800-423-9398. Certain portfolios contained in the Investment Option prospectuses may not be available with your Policy. Appendix B contains a summary of the investment objectives and strategies of each Investment Option. There can be no assurance that the investment objectives will be achieved. The Investment Option prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio.

Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with BMA. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

We may enter into certain arrangements under which we are reimbursed by the Investment Options' advisers, distributors and/or affiliates for the administrative services which we provide to the portfolios.

Substitution of Investment Options. If shares of any Investment Option become unavailable for investment or our Board of Directors deems further investment in the shares inappropriate, we may limit further purchase of such shares or may substitute one or more of the Investment Options you have selected with another Investment Option. We will not do a substitution without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this.

Voting. In accordance with our view of present applicable law, we will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions, as well as the shares we own, in the same proportion as we vote shares for which we have received instructions. The Investment Options do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result we determine that we are permitted to vote the shares of the funds in our own right, we may elect to do so.

The voting interests of the Owner in the Investment Options will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy which is allocated to an Investment Option on the record date. Fractional votes are counted.

We will determine the number of shares which a person has a right to vote as of the date to be chosen by us. Voting instructions will be solicited by written communication prior to such meeting.

Disregard of Voting Instructions. We may, when required to do so by state insurance authorities, vote shares of the Investment Options without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Option.

                                  FIXED ACCOUNT

The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee a minimum interest rate to investments in the Fixed Account.

We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.


                                    TRANSFERS

You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

     1. The minimum amount which you can transfer from the Fixed Account or any Investment Option is $250 or your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

     2. The maximum amount which can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each Policy Year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

     3. The minimum amount which must remain in any Investment Option or Fixed Account after a transfer is $250.

     4. A transfer will be effective as of the end of the Business Day when we receive an Authorized Request containing all the required information at the BMA Service Center.

     5. Neither we nor our BMA Service Center is liable for a transfer made in accordance with your instructions.

     6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

     7. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by us to be to the disadvantage of other owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

o    a requirement of a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner; or

o limiting the dollar amount that may be transferred by an Owner at any one time.


Telephone Transfers. You may elect to make transfers by telephone. To elect this option you must do so in an Authorized Request. If there are Joint Owners, unless we are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. The BMA Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums.

Dollar Cost Averaging

The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio, the Fixed Account or any other fund we designate to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

The minimum amount which can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000 to participate in Dollar Cost Averaging. You must participate in Dollar Cost Averaging for at least 6 or 12 months, whichever program you selected.

All dollar cost averaging transfers will be made on the 15th day of the month unless otherwise designated, except the 29th, 30th and 31st of any month. If the designated day is not a Business Day, then the transfer will be made the next Business Day.

If you participate in dollar cost averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging. You cannot participate in Dollar Cost Averaging and the Asset Rebalancing Option at the same time.

Asset Rebalancing Option

Once your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause your allocation to shift. If the unloaned Accumulation Value of your Policy is at least $5,000, You can direct us to automatically rebalance your Policy monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our asset rebalancing option. The program will terminate if you make any transfer outside of the Investment Options You have selected under the asset rebalancing option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. The Fixed Account is not part of asset rebalancing.

If you participate in the asset rebalancing option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the asset rebalancing option.

Asset Rebalancing Example:

Assume that you want the Accumulation Value split between two Investment Options. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of Your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.

Asset Allocation Option

We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Options, and when we become aware of such disruptive practices, we may modify the transfer provisions of the Policy.

If you participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, BMA does not charge for participating in an asset allocation program.

                           ACCESS TO YOUR MONEY

Loans

We will loan you money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than six months.

The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If you desire other than the above, you may specify the specific Investment Option or Fixed Account from which the transfer is to be made.

Any Indebtedness will be deducted from any amount payable under the Policy.

No new loan may be taken which, in combination with existing loans and accrued interest, is greater than the Loan Value. The minimum loan amount is $250.

Effect of a Loan. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy loan, whether or not unpaid, will have a permanent effect on the death benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

Loan Value. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the BMA Service Center less:

(a) an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

(b)  any existing Indebtedness;

(c)  interest on all Indebtedness on the Policy to the next Policy Anniversary;
     and

(d) prior to the ninth Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the ninth Policy Month, an amount equal to the sum of the next three Monthly Deductions.

Loan Interest (Charged). Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate. The loan interest rate is 6%. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the Policy Anniversary next following the date of the loan. Loan interest that is not paid when due will be added to the amount of Indebtedness.

If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

Interest Credited. The Accumulation Value in the Loan Account will earn interest at a rate of 4% for Policy Years 1-10. For Policy Years 11 and later, the Accumulation Value in the Loan Account will earn interest at the Loan Interest Rate.

Loan Repayment. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. Any loan repayment received will be repaid according to current allocation of Premiums.

Amounts received by us will be applied as Premiums unless we are otherwise instructed to apply such amounts as repayment of the loan.

Termination for Maximum Indebtedness. The Policy will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after we send notice of the termination to your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have Federal income tax consequences. (See the SAI -"Federal Tax Status--Tax Treatment of Loans and Surrenders.")

Surrenders

Total Surrender. You may terminate the Policy at any time by submitting an Authorized Request to the BMA Service Center. We will pay the Cash Surrender Value to you as of the Business Day the Authorized Request is received in good order and our liability under the Policy will cease. We may assess a Surrender Charge.

Partial Surrender. After the first Policy Year, you may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the BMA Service Center. All partial surrenders are subject to the following:

          1. A partial surrender must be for at least $250.

          2. Unless you specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Charge are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However the proportion to be taken from the Fixed Account may never be greater than the Fixed Account's proportion of the total unloaned Accumulation Value.

          3. You cannot replace the surrendered Cash Surrender Value. Unlike a loan repayment, all additional deposits will be considered Premium and subject to the Premium charge.

          4. Upon a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect. The Specified Amount will not be reduced if the Adjustable Death Benefit Option is in effect. The Specified Amount will be reduced by the amount of the partial surrender if the Policy is not in corridor. (A Policy is in corridor if the Accumulation Value when multiplied by the Table of Minimum Death Benefit Corridor Percentages shown on page ___ exceeds the Specified Amount.)

          5. You can make a partial surrender twice each Policy Year. The partial surrender will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, or reduce the remaining Cash Surrender Value below $500.

          6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Specified Amount is reduced. We may also assess a Partial Surrender Fee.

                           FEDERAL TAX MATTERS

Note: BMA has prepared the following information on federal income taxes as a general discussion on the subject. It is not intended as tax advice to any person and does not purport to be a complete discussion or to cover all situations. You should consult your own tax advisor about your own circumstances. BMA has provided an additional discussion regarding taxes in the Statement of Additional Information.

Life Insurance in General

Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (the Code) for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the Primary Insured. Estate taxes may apply.

Taking Money Out of Your Policy

You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. Under the Code, certain life insurance policies are classified as MECs. The rules regarding classification as a MEC are very complex but generally depend on the amount of premium paid into the policy during the first seven contract years. A reduction in the death benefit during the first seven years of the Policy could also cause the Policy to be classified as a MEC. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC will depend on the individual circumstances of each Policy.

If your Policy is a Modified Endowment Contract (MEC) any loans (including loans secured by assignment or pledge of the Policy) or withdrawals from the Policy will be treated as first coming from earnings and then from Your investment in the Policy. Consequently, these earnings are included in taxable income. Furthermore, distributions from a Policy within 2 years before it becomes a MEC will be treated as distributions from a MEC.

The Code also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

(1)  paid on or after the taxpayer reaches age 59 1/2;

(2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

(3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as indebtedness under the Policy and not as a taxable distribution. (See "Federal Tax Status" in the Statement of Additional Information for more details.)

Diversification and Owner Control

The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

Under current Federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the Owner of the shares of the Investment Options. If you are considered the Owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Options, to make transfers among the Investment Options or the number and type of Investment Options Owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the Owner of the Investment Options.

Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Payment Options

Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Business Use

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

                                STATE VARIATIONS

Any state variations in the Policy and riders are covered in a special policy form for use in that state. This prospectus and the SAI provide a general description of the Policy and riders. Your actual Policy and any riders are the controlling documents. You should consult your Policy and riders for a further understanding of their terms and conditions and for any state-specific provisions and variances that may apply to your Policy and riders.

                                LEGAL PROCEEDINGS

There are no material pending legal proceedings, other than ordinary routine litigation incidental to BMA's business, to which the Separate Account, Jones & Babson, Inc. (the principal underwriter) or BMA is a party.

                           FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call us at 1-800-423-9398 or write to us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

--------------------------------------------------------------------------------

                                   APPENDIX A

                                    GLOSSARY


     Age: Issue Age is age nearest birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

     Authorized Request: A request, in a form satisfactory to us, which is received by the BMA Service Center.

     Beneficiary: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

     BMA Service Center: The address on the first page of this prospectus to which notices, requests and Premiums must be sent. All sums payable to us under the Policy are payable only at the BMA Service Center.

     Business Day: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

     Death Benefit: The amount used to determine the Death Proceeds payable upon the death of the Primary Insured. The Death Benefit can be either Level or Adjustable.

     Death Proceeds: The Death Proceeds equal the Death Benefit as of the date of the Primary Insured's death, less any Indebtedness.

     Fixed Account: A portion of the General Account into which you can allocate Net Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

     General Account: Our general investment account which contains all of our assets with the exception of the Separate Account and other segregated asset accounts.

     Grace Period: The 61 days that follow the date we mail a notice to you for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

     Indebtedness: Unpaid Policy loans plus unpaid Policy loan interest.

     Initial Specified Amount: The amount of coverage selected by you at the time of application and which will be used to determine the Death Benefit.

     Investment Option(s): Those investment options available through the Separate Account.

     Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

     Maturity Date: The date the Accumulation Value, less any Indebtedness, becomes payable to you, if the Primary Insured is then living.

     Minimum Specified Amount: The smallest Specified Amount the Policy may have. Currently, the Minimum Specified Amount is $100,000.

     Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

     Monthly Deduction: On the Policy Date and each Monthly Anniversary Day thereafter we deduct certain charges from your Policy.

     Net Premium: We deduct a Premium Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Charge.

     Owner: The person entitled to all the ownership rights under the Policy. The Owner is also referred to as "you", "your", "yours" in this prospectus. If Joint Owners are named, all references to you or Owner shall mean Joint Owner.

     Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

     Policy Date: The date by which Policy months, years and anniversaries are measured.

     Policy Month: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

     Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

     Premium: A payment you make towards the Policy and that does not re-pay any Indebtedness.

     Primary Insured: The person whose life is insured under the Policy.

     Rate Class: This is anything that would affect the level of your Premium, such as health status and tobacco use.

     Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for this and certain other policies.

     Specified Amount: The Specified Amount is a dollar amount used as one of the factors in determining the Death Benefit under the Policy. The Specified Amount is equal to the Initial Base Policy Specified Amount adjusted for increases or decreases as allowed under the terms of the Policy.

     Underwriting Process: The underwriting process begins the day we receive your application at the BMA Service Center and ends the day we receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.


                                   Appendix B

                               INVESTMENT OPTIONS

The following is a summary of the investment objectives and strategies of each Investment Option. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.

The investment objectives and policies of certain of the Investment Options are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

An Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow.

INVESTORS MARK SERIES FUND, INC.

     Investors Mark Series Fund, Inc. is managed by Investors Mark Advisor, LLC (Advisor), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each Investment Option has a different investment objective. The Advisor has engaged sub-advisors to provide investment advice for the individual Investment Options. The following Investment Options are available under the Policy:

          Standish Mellon Asset Management Company LLC is the Sub-Advisor to the following Portfolios:

               Intermediate Fixed Income Portfolio

                    The goal of this Portfolio is to seek a high level of
               current income consistent with preserving capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities and the Portfolio's average dollar-weighted effective portfolio maturity will be greater than three years and less than ten years.

               Mid Cap Equity Portfolio

                    The goal of the Portfolio is to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in equity and equity-related securities of companies with market capitalization exceeding $2 billion but less than $10 billion at the time of purchase.

               Money Market Portfolio

                    The goal of this Portfolio is to seek to obtain the highest level of current income while preserving capital and maintaining liquidity. It invests in carefully selected short-term fixed income securities issued by the U.S. government and its agencies and by other stable financial institutions.

               Global Fixed Income Portfolio

                    The Portfolio's objective is to maximize total return while realizing a market level of income consistent with preserving both capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States. Usually, the Portfolio will invest in no fewer than eight foreign countries.

            Columbia Management Advisors, Inc. (formerly, Stein Roe & Farnham Incorporated) is the Sub-Advisor to the following Portfolios:

               Small Cap Equity Portfolio

                    The Portfolio seeks long-term capital appreciation. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap Index ($3.8 billion as of December 31, 2001). The Portfolio's Sub-Adviser seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share.

               Large Cap Growth Portfolio

                    The goal of this Portfolio is long-term capital
               appreciation. The Portfolio invests, during normal market conditions, at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Portfolio's Sub-Adviser will focus on companies that it believes have long-term appreciation possibilities.

          David L. Babson & Company Inc. is the Sub-Advisor to the following
Portfolio:

               Large Cap Value Portfolio

                    The goal of this Portfolio is long-term growth of capital
               and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in common stocks of companies with market capitalization exceeding $5 billion at the time of purchase, which are either listed on an exchange or over-the-counter.

          Lord Abbett & Co. LLC is the Sub-Advisor to the following Portfolio:

               Growth & Income Portfolio

                    This Portfolio seeks to provide long-term growth of capital and income without excessive fluctuation in market value. During normal market conditions, the Portfolio will primarily invest in equity securities of large, seasoned U.S. and multinational companies, generally exceeding $5 billion in market capitalization at the time of purchase, which the Portfolio's Sub-Adviser believes are undervalued. This market capitalization may vary in response to changes in the market.

          Kornitzer Capital Management, Inc. is the Sub-Advisor to the following
Portfolio:

               Balanced Portfolio

                    The goal of this Portfolio is both long-term capital growth and high current income. It invests in both stocks and fixed income securities. The balance of stocks and bonds in the Portfolio can change based on the Portfolio Sub-Adviser's view of economic conditions, interest rates, and stock prices. Generally, the Portfolio's assets will be invested in common stocks, in high yielding corporate bonds, and in convertible securities. Convertible securities offer current income like a corporate bond, but can also provide capital appreciation through their conversion feature (the right to convert to common stock). During normal market conditions, the Portfolio will generally invest a minimum of 25% of its total net assets in fixed income senior securities and a minimum of 25% of its total net assets in equity securities.


JANUS ASPEN SERIES (INSTITUTIONAL SHARES)

     Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment adviser. The following Investment Option is available under the Policy:

               Janus Aspen Series International Growth Portfolio*

                    The Portfolio seeks long-term growth of capital. The
               Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.


* Effective on or about March 24, 2003, the Berger IPT-International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

THE ALGER AMERICAN FUND (Class O Shares)

     The Alger  American  Fund is a mutual fund with multiple  portfolios.  Fred
Alger  Management,   Inc.  serves  as  the  investment  advisor.  The  following
Investment Options are available under the Policy:

               Alger American Growth Portfolio

                    This Portfolio seeks long-term capital appreciation. It
               focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

               Alger American Leveraged AllCap Portfolio

                    This Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money in amounts up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

               Alger American MidCap Growth Portfolio

                    This Portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having market capitalization within the range of companies in the Russell Midcap Growth Index.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

               VP Income & Growth

                    This Portfolio seeks dividend growth, current income, and
               capital appreciation by investing in common stocks. The Portfolio invests in mainly large company stocks, such as those in the Standard & Poor's 500 Composite Stock Price Index, but it also may invest in the stocks of small and medium-size companies. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time while matching its risk characteristics.

               VP Value

                    This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Adviser believes are undervalued at the time of purchase.

DREYFUS STOCK INDEX FUND, INC.  (Initial Share Class)

     The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

     The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

DREYFUS VARIABLE INVESTMENT FUND

     The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio. The following Investment Option is available under the Policy:

               Dreyfus VIF Disciplined Stock Portfolio  (Initial Share Class)

                    This Portfolio seeks investment returns (consisting of
               capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the Portfolio invests at least 80% of its assets in stocks.

VARIABLE INSURANCE PRODUCTS FUND

     The Variable Insurance Products are managed by Fidelity Management & Research Company. The following Investment Options are available under the
Policy:

               Fidelity VIP Overseas Portfolio

                    This Portfolio seeks long-term growth of capital by
               investing at least 80% of its total assets in non-U.S. securities and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

               Fidelity VIP Growth Portfolio

                    This Portfolio seeks to achieve capital appreciation by
               investing primarily in common stocks of companies that the Adviser believes have above-average growth potential (stocks of these companies are often called "growth" stocks).

               Fidelity VIP Contrafund Portfolio

                    This Portfolio seeks long-term capital appreciation by
               investing primarily in common stocks of companies whose value the Adviser believes are not fully recognized by the public.


INVESCO VARIABLE INVESTMENT FUNDS, INC.

     INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment advisor. The following Investment Options are available under the Policy:

               INVESCO VIF-High Yield Fund

                    The Fund seeks a high level of current income by investing primarily in bonds and other debt securities as well as preferred stock. It also seeks capital appreciation. The Fund normally invests at least 80% of its net assets in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds" and preferred stocks with investment grade and below investment grade ratings.

               INVESCO VIF-Core Equity Fund

                    The Fund seeks to provide a high total return through both growth and current income. The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. The Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs). The Fund will normally invest up to 5% of its assets in debt securities, generally corporate bonds that are rated investment grade or better.

LAZARD RETIREMENT SERIES, INC.

     Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Option is available under the Policy:

               Lazard Retirement Small Cap Portfolio

                    This Portfolio seeks long-term capital appreciation. It
               invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.


                               APPENDIX C
                  POLICIES ISSUED PRIOR TO MAY 1, 2003

     Certain riders were available with Policies issued prior to May 1, 2003. Following is a brief description of the riders. You should consult the riders for the terms and conditions. The charges assessed for these riders are found in the Fee Table under "Discontinued Optional Rider Charges."

     Waiver of Monthly Deduction Rider. This rider provides for all Monthly Deductions, excluding the Risk Charge, to be waived during the Primary Insured's total disability beginning before age 60 and continuing 6 months or more. Any Monthly Deductions, excluding the Risk Charge, made during the first 6 months will be credited back to the Accumulation Value and subsequent Monthly Deductions, excluding the Risk Charge, are waived as long as total disability continues.

     Accidental Death of Primary Insured Rider. This rider provides for the payment of a death benefit upon the accidental death of the Primary Insured. The benefit amount will be paid in addition to any other amount payable upon the Primary Insured's death. This rider will terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday or when the Policy terminates.

     Future Purchase Option Rider. This rider provides the option to purchase an additional fixed life insurance or endowment policy on the life of the Primary Insured or to increase the Primary Insured's Specified Amount without evidence of insurability. The option to purchase additional insurance may be exercised at several different ages of the Primary Insured or after the occurrence of specific events. The rider also provides an increase in the Specified Amount under the Policy on certain option dates if the Primary Insured is totally disabled. The rider will generally terminate on the Policy Anniversary nearest the Primary Insured's 55th birthday or when the Policy terminates.

     Primary Insured Rider. This rider provides for the payment of an additional death benefit upon the death of the Primary Insured. Coverage under this rider may be converted to a fixed life insurance or endowment policy or into an increase in the Specified Amount under the Policy. The rider will terminate on the Policy Anniversary nearest the Primary Insured's 75th birthday. The conversion option under this rider will terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday.

     Children's Term Insurance Rider. Under this rider a death benefit will be paid upon the death of a child of the Primary Insured. Coverage is provided for children who are at least 14 days of age and will terminate on the Policy Anniversary nearest each child's 24th birthday. The rider also provides an option, to be exercised during certain periods, to purchase fixed life insurance or an endowment policy on the life of a child. The rider will generally terminate on the Policy Anniversary nearest the Primary Insured's 70th birthday.

---------------------------------------------------------------------------
[Outside Back Cover of Prospectus]

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy, please call or write to us at our Service Center.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0l02. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-08781.

----------------------------------------------------------------------------

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                  FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           BMA VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA



                              --------------------

THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY. FOR A COPY OF THE PROSPECTUS, CALL OR WRITE BMA
AT: (800)423-9398, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064.



THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS ARE DATED May 1,
2003.



                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----



GENERAL INFORMATION AND HISTORY OF BMA AND THE SEPARATE ACCOUNT
   BMA
   The Separate Account
ADMINISTRATOR
CUSTODIAN
EXPERTS
LEGAL OPINIONS
ADDITIONAL INFORMATION ABOUT THE POLICIES
   Misstatement of Age or Sex
   Our Right to Contest
   Payment Options
   Extension of Maturity Date
   Net Amount at Risk
   Valuation of Separate Account Assets
SALE OF THE POLICIES
ADDITIONAL INFORMATION ABOUT CHARGES
INCREASE IN FACE AMOUNT
PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS
FEDERAL TAX STATUS
FINANCIAL STATEMENTS


GENERAL INFORMATION AND HISTORY OF BMA AND THE SEPARATE ACCOUNT

BMA

Business Men's Assurance Company of America ("BMA" or "us," "ours," "we"), P.O. Box 419458, Kansas City, Missouri 64141-6458 was incorporated on July 1, 1909 under the laws of the state of Missouri. BMA is licensed to do business in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Liberty Life Insurance Company, which is an insurance company domiciled in the state of South Carolina. Prior to May 1, 2003, BMA was a wholly owned subsidiary of Assicurazioni Generali S.p.A.

The Separate Account

BMA established BMA Variable Life Account A, a separate account, on December 1, 1998 under Missouri law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

                                  ADMINISTRATOR

We have hired Liberty Insurance Services, 2000 Wade Hampton Boulevard, Greenville, South Carolina to perform certain administrative services regarding the Policies. Liberty Insurance Services is an affiliate of BMA effective May 1, 2003. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between BMA and Liberty Insurance Services. Liberty Insurance Services has been compensated for the past three years based on a minimum monthly fee for providing unit value calculations and a minimum fee for policy administration.

                                    CUSTODIAN

We hold the title to the assets of the Separate Account. These assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

We maintain records of all purchases and redemptions of fund shares held by each of the Subaccounts of the Separate Account.

                                     EXPERTS

The financial statements of BMA Variable Life Account A as of December 31, 2002 and for the three years then ended, and the Consolidated Financial Statements of Business Men's Assurance Company of America as of December 31, 2002 and for the three years then ended have been audited by PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, MO 64105, independent accountants, as set forth in their reports, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Fort Lauderdale, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

Misstatement of Age or Sex

The Age of the Primary Insured is the Age as of his or her nearest birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.


Our Right to Contest

We cannot contest the validity of the Policy after it has been in effect during the Primary Insured's lifetime for two years from the Policy Date except:

   (a) for non payment of Premium; and
   (b) with respect to any additional benefits or Policy riders for disability or accidental death.

If the effective date of a rider is later than the Policy Date, the rider will not be contestable as to statements made in the application for such rider after it has been in force during the Insured's lifetime for two years from the effective date of such rider, except with respect to any additional benefits or Policy riders for disability of accidental death.

Any increase in Specified Amount effective after the Policy Date will not be contestable after such increase has been in force during the lifetime of the Primary Insured for the two years that follow the effective date of such increased Specified amount.

If the Policy lapses and it is reinstated, BMA cannot contest any statements made in the Reinstatement application after the Policy has been in force during the lifetime of the Primary Insured for two years from the effective date of the Reinstatement application.

Suicide. If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the Policy Date, the benefit payable will be limited to all Premiums paid, less indebtedness and less any prior partial surrenders. There will be a further deduction from the benefit payable for the total rider charges, if any, for additional insureds covered under the Policy.

If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage or additional benefits for the Primary Insured, the benefit payable with respect to such increase or additional benefits will be limited to the Premium paid for the cost of such increased coverage or additional benefits.

Payment Options

The Death Proceeds or proceeds payable upon maturity of the Policy may be paid in a lump sum or may be applied to one of the following Payment Options:

          Option 1 - Life Annuity
          Option 2 - Life Annuity with 120 or 240 Monthly Annuity Payments
                     Guaranteed
          Option 3 - Joint and Last Survivor Annuity
          Option 4 - Joint and Last Survivor Annuity with 120 or 240 Monthly
                     Annuity Payments Guaranteed

Payments under the Payment Options do not vary with the performance of the Investment Options.

Consult your Policy regarding the Payment Option provisions.

Extension of Maturity Date

     The Policy provides that BMA will pay the Accumulation Value of the Policy, less Indebtedness, to you on the Maturity Date if the Primary Insured is then living. Unless an extension is requested, the Maturity Date will be the Policy Anniversary Date nearest the Primary Insured's 100th birthday.

     At any time within the twelve calendar months prior to the Maturity Date, you may request that the Maturity Date be extended through the Extension of Maturity Date Rider. If BMA received your written request prior to the Maturity Date and all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date that we receive your request to surrender the Policy.

     No rider will be extended past the original Policy Maturity Date.

     Once the Maturity Date extension is in place, the Death Benefit will be the Accumulation Value, less any Indebtedness. The Monthly Deduction will no longer be deducted and no new Premiums will be accepted. Interest or loans, if any, will continue to accrue and will be added to the total Indebtedness.

     Loan repayments will be accepted. There is no charge for this rider.

See the prospectus "The Policy - Maturity Date."

Net Amount at Risk

Level Death Benefit. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

1. the Specified Amount divided by 1.0032737 less the Accumulation Value; and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefits") divided by 1.0032737, less the Accumulation Value.

Adjustable Death Benefit Option. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

1. the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.

                      VALUATION OF SEPARATE ACCOUNT ASSETS

   The Separate Account is divided into Subaccounts. The assets are valued as follows:

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Subaccounts of the Separate Account as a result of Premiums, surrenders, transfers, or fees and charges. BMA will determine the number of Accumulation Units of a Subaccount purchased or canceled by dividing the amount allocated to (or the amount withdrawn from) the Subaccount by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the request for the transaction is received at the Service Center.

Accumulation Unit Value. The Accumulation Unit Value for each Subaccount was arbitrarily set initially. Subsequent Accumulation Unit Values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor for the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

Net Investment Factor. The Net Investment Factor is equal to (1-C) multiplied by A divided by B, where:

       A is (i) net asset value per share of the Investment Option held in the Subaccount at end of the current Business Day; plus (ii) any dividend or capital gains per share declared on behalf of such Investment Option that has an ex-dividend date within the current Business Day.

       B is the net asset value per share of the Investment Option held by the Subaccount for the immediately preceding Business Day.

       C is a charge factor, if any, for any taxes or any tax reserve BMA has established as a result of the operation or maintenance of the Separate Account.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers involving a Subaccount for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or BMA cannot reasonably value the shares of the Investment Options;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable on surrender, or Policy Loan from the Fixed Account for not more than six months.

                        SALE OF THE POLICIES

Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108 acts as the distributor of the Policies. The offering is on a continuous basis. Jones & Babson, Inc. was organized under the laws of the state of Missouri on February 23, 1959. Jones & Babson, Inc. is a member of the National Association of Securities Dealers, Inc. Jones & Babson, Inc. is a wholly owned subsidiary of RBC Dain Rauscher Corp.

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for BMA, are also National Association of Securities Dealers (NASD) registered representatives. Jones & Babson, Inc. is an affiliate of BMA.

We pay sales commissions for the sale of the Policies. Currently, broker-dealers will be paid first-year commissions equal to up to 115% of target premium and 3% of premium received in excess of the target premium. Target premium is the premium calculated when a Policy is issued, based on the Insured's age, sex and risk class. In Policy Years 2-10, broker-dealers are paid commissions equal to up to 5% of target premium and 3% of premium received in excess of the target premium. In Policy Years 11 and beyond, broker-dealers will be paid commissions equal to .25% annually of the Policy's unloaned Accumulation Value, paid quarterly.

Commissions payable to registered representatives of a broker-dealer having a selling agreement with Jones & Babson, Inc., and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. In some circumstances and to the extent permitted by applicable regulatory requirements, Jones & Babson, Inc. may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Owners or the Separate Account. Jones & Babson, inc. was paid aggregate underwriting commissions in the amounts of $549,502, $595,988, and $1,149,483 for the years 2000, 2001, 2002, respectively. Jones & Babson, Inc., in turn, paid 100% of these commissions to broker-dealers and/or their registered representatives who sold the Policies.


                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

                             INCREASE IN FACE AMOUNT

For the purpose of determining the net amount at risk on a Monthly Anniversary Day under the Level Death Benefit Option, the Accumulation Value on that day is allocated to the original Specified Amount and any subsequent increases in Specified Amount in the following manner.

The Specified Amount is comprised of coverage segments for the original Specified Amount and for each increase in Specified Amount. Each coverage segment has its own cost of insurance rates based on the Issue Age, sex, and Rate Class of the Primary Insured on the effective date of the coverage segment, and also on the duration from its effective date. Each of these coverage segments may be reduced from time to time due to partial surrenders and requested decreases in Specified Amount, according to the rules covering partial surrenders and decreases described in the Policy and the prospectus. Under the Level Death Benefit Option, any excess of the total Death Benefit over the Specified Amount is considered to be a part of the original Specified Amount coverage segment.

On the Monthly Anniversary Day, the amount of each coverage segment is divided by the monthly discount factor of 1.0032737. The Accumulation Value on that day is then allocated to the discounted coverage segments, beginning with the original Specified Amount discounted coverage segment. If the Accumulation Value is less than or equal to the original Specified Amount discounted coverage segment, then it is allocated entirely to that segment. If the Accumulation Value is greater than the original Specified Amount discounted coverage segment, then the excess is allocated to the next most recently effective discounted coverage segment, and so on up through the discounted coverage segment with the most recent effective date. The Accumulation Value allocation for any coverage segment may not exceed the discounted amount of that segment.

Once the Accumulation Value has been completely allocated, the net amount at risk is determined for each coverage segment by subtracting its allocated Accumulation Value from the discounted amount of that segment. Each coverage segment net amount at risk is then multiplied by the cost of insurance rate for that segment, resulting in the cost of insurance for that segment. The cost of insurance for the Policy is the sum of the cost of insurance calculations for all of the coverage segments.

On each subsequent Monthly Anniversary Day, the entire Accumulation Value is re-allocated to the coverage segments in the manner described above.


              PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

From time to time, we may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Policy expenses, which, if included, would reduce performance.

At the request of a purchaser, BMA will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) a personalized illustration of Death Benefits, Accumulation Values and Cash Surrender Values. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, and all other Policy charges are deducted. The Accumulation Value figures will assume all charges except the Surrender Charges are deducted.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

The chart below shows the Effective Annual Rates of Return of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses of the funds). These rates also do not reflect the Risk Charge assessed. The rates also do not reflect deductions from Premiums or Monthly Deductions assessed against the Accumulation Value of the Policy, nor do they reflect the Policy's Transaction Charges. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy. See the "Fee Table" in the prospectus for information regarding all charges and deductions.

THE RATES OF RETURN SHOWN ARE NOT INDICATIVE OF FUTURE PERFORMANCE. These rates of return may be considered, however, in assessing the competence and performance of the investment advisers.

RETURNS FOR THE PERIODS ENDED 12/31/02:
                                                                               Portfolio
                                                                               Inception                              10 Years/
Investment Option                                                                 Date        1 Year     5 Years   Since Inception
-----------------                                                                 ----        ------     -------   ---------------
INVESTORS MARK SERIES FUND, INC.
     Intermediate Fixed Income..............................................      11/13/97      7.45%       6.02%        6.12%
     Mid Cap Equity.........................................................      11/13/97    -13.51        3.17         4.09
     Money Market...........................................................      11/13/97      1.47        4.13         4.16
     Global Fixed Income....................................................      11/13/97      6.97        5.51         5.71
     Small Cap Equity.......................................................      11/13/97    -24.79       -2.14        -2.62
     Large Cap Growth.......................................................      11/13/97    -28.48       -4.38        -2.98
     Large Cap Value........................................................      12/02/97    -11.62        0.03        -0.57
     Growth & Income........................................................      11/12/97    -18.29        2.93         3.68
     Balanced...............................................................      11/17/97    -13.48       -0.25        -0.21
JANUS ASPEN SERIES (Institutional Shares)
        Janus Aspen Series International Growth Portfolio(1)..................    05/02/94    -25.58        0.52         8.08
THE ALGER AMERICAN FUND
        Alger American Growth...................................................  01/09/89    -32.99       -0.05         9.19
        Alger American Leveraged AllCap.........................................  01/25/95    -33.91        3.26        13.56
        Alger American MidCap Growth............................................  05/03/93    -29.54        4.32        12.55
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
        VP Income & Growth......................................................  10/30/97    -19.37       -0.22         1.25
        VP Value................................................................  05/01/96    -12.62       -3.89         8.41
DREYFUS STOCK INDEX FUND, INC...................................................  09/29/89    -22.36       -0.89         8.92

DREYFUS VARIABLE INVESTMENT FUND
        Dreyfus VIF Disciplined Stock...........................................  05/01/96    -22.61       -1.75         5.52
VARIABLE INSURANCE PRODUCTS FUND, Service Class 2
         Fidelity VIP Overseas Portfolio(2).....................................  01/28/87    -20.46       -4.08         4.62
         Fidelity VIP Growth Portfolio(2).......................................  10/09/86    -30.30       -0.55         8.33
         Fidelity VIP Contrafund Portfolio(2)...................................  01/03/95     -9.60        3.53        12.13
INVESCO VARIABLE INVESTMENT FUNDS, INC.
         INVESCO VIF-High Yield.................................................  05/27/94     -1.30       -3.86         3.58
         INVESCO VIF-Core Equity................................................  08/10/94    -19.11        0.44         9.22
LAZARD RETIREMENT SERIES, INC.
        Lazard Retirement Small Cap (3).........................................  11/04/97    -17.68        3.76         3.35

(1) Pursuant to an Agreement and Plan of Reorganization, the Berger IPT - International Fund of Berger Institutional Products Trust was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series (Institutional Shares). On or about March 24, 2003, the assets of the Berger IPT - International Fund were transferred to the Janus Aspen Series International Growth Portfolio. Performance shown above reflects the performance of the Janus Aspen Series International Growth Portfolio. Janus Capital Management LLC is the Janus Aspen Series International Growth Portfolio's adviser.

(2) Service Class 2 shares include an asset-based distribution fee (12b-1 fee.) Initial offering of Service Class 2 shares took place on January 12, 2000, at which time a 0.25% fee was imposed. Returns prior to that date do not include the effect of the Service Class 2 0.25% 12b-1 fee, and returns listed would have been lower for each portfolio if the Service Class fee structure had been in place and reflected in the performance.

(3) Performance information shown above reflects the Rule 12b-1 fee which has been in effect since the Portfolio's inception.

THE FIGURES SHOWN IN THIS CHART DO NOT REFLECT ANY CHARGES AT THE SEPARATE ACCOUNT OR THE POLICY LEVEL.


                               FEDERAL TAX STATUS

     NOTE: The following description is based upon our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion in this prospectus is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon Our understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those Federal income tax laws or of the current interpretations by the Internal Revenue Service.

BMA is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from BMA and its operations form a part of BMA.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii)no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

BMA intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

Owner Control. The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the Owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the Owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the Owner of the assets of the Separate Account.

Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, BMA has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While BMA has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with BMA's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, BMA believes that the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludible from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policy Owner, a generation skipping transfer tax may be owed.

Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loans (including loans secured by assignment or pledge of the Policy) are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:

(1)  made on or after the date on which the taxpayer reaches age 59 1/2;

(2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

(3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Payment Options. Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which its annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the Owner of Your Policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient. Business Use. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

State Law. State regulations require that the Policy Owner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.


Financial Statements

The financial statements of the Separate Account and BMA follow.

                        BMA Variable Annuity Account A

                           Financial Statements with
                       Report of Independent Accountants

                    Years Ended December 31, 2002 and 2001

                        BMA VARIABLE ANNUITY ACCOUNT A

                             FINANCIAL STATEMENTS

                    Years ended December 31, 2002 and 2001

                                   CONTENTS

             Report of Independent Accountants.................  1

             Audited Financial Statements

             Statement of Net Assets...........................  2

             Statements of Operations and Changes in Net Assets  4

             Notes to Financial Statements..................... 12

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of
BMA Variable Annuity Account A
   and
The Board of Directors of
Business Men's Assurance Company of America:

   In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the BMA Variable Annuity Account A (the Account) at December 31, 2002, and the results of their operations and their changes in net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                          /s/ PRICEWATERHOUSECOOPERS LLP

Kansas City, Missouri
February 28, 2003

                        BMA VARIABLE ANNUITY ACCOUNT A

                            STATEMENT OF NET ASSETS

                               December 31, 2002

                                                                   Number               Balance Sheet
                                                                  of Shares Share Value    Amount
                                                                  --------- ----------- -------------
Assets
Investments (Note 1):
   Investors Mark Series Fund, Inc.:
       Balanced (cost, $1,045,871)...............................  112,430    $ 7.87     $   884,821
       Growth and Income (cost, $2,116,805)......................  171,906     10.14       1,743,125
       Large Cap Value (cost, $668,580)..........................   68,622      8.56         587,405
       Small Cap Equity (cost, $672,708).........................   64,739      6.40         414,331
       Large Cap Growth (cost, $720,605).........................   46,941      8.06         378,347
       Intermediate Fixed Income (cost, $2,566,007)..............  251,316     10.27       2,581,017
       Mid Cap Equity (cost, $615,273)...........................   54,932     10.12         555,908
       Money Market (cost, $898,564).............................  898,564      1.00         898,564
       Global Fixed Income (cost, $296,463)......................   31,759      9.51         302,025
   Berger Institutional Products Trust (Berger IPT):
       International Fund (cost, $950,975).......................   87,435      7.25         633,902
   Dreyfus Stock Index Fund (cost, $1,029,808)...................   32,510     22.47         730,502
   Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio (cost, $225,176)..............   10,462     16.04         167,809
   INVESCO Variable Investment Funds:
       VIF--High Yield Fund (cost, $211,591).....................   26,401      6.73         177,677
       VIF--Core Equity Fund (cost, $417,898)....................   21,289     14.77         314,445
   Lazard Retirement Series, Inc.:
       Retirement Small Cap Portfolio (cost, $940,194)...........   71,567     10.72         767,200
   American Century Variable Portfolios, Inc.:
       VP Income and Growth Fund (cost, $378,639)................   56,355      5.16         290,793
       VP Value Fund (cost, $1,040,358)..........................  148,880      6.12         911,143
   The Alger American Fund:
       American Growth Portfolio (cost, $664,257)................   17,167     24.63         422,818
       American MidCap Growth Portfolio (cost, $1,797,393).......   86,692     12.45       1,079,321
       American Leveraged AllCap Portfolio (cost, $897,979)......   24,149     20.85         503,505
   Variable Insurance Products Fund (VIP):
       Fidelity VIP Overseas Portfolio (cost, $570,552)..........   34,926     10.90         380,688
       Fidelity VIP Growth Portfolio (cost, $558,851)............   16,633     23.31         386,045
   Variable Insurance Products II Fund (VIP II):
       Fidelity VIP II Contrafund Portfolio (cost, $222,740).....   10,620     17.95         190,635
                                                                                         -----------
Net assets.......................................................                        $15,302,026
                                                                                         ===========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                               December 31, 2002

                                                             Number   Unit   Balance Sheet
                                                            of Units  Value     Amount
                                                            -------- ------- -------------
Assets
Net assets are represented by Accumulation units (Note 3) :
   Investors Mark Series Fund, Inc.:
       Balanced............................................  94,874   9.3263  $   884,821
       Growth and Income................................... 161,458  10.7962    1,743,125
       Large Cap Value.....................................  64,687   9.0807      587,405
       Small Cap Equity....................................  51,086   8.1105      414,331
       Large Cap Growth....................................  49,078   7.7091      378,347
       Intermediate Fixed Income........................... 204,127  12.6442    2,581,017
       Mid Cap Equity......................................  50,310  11.0497      555,908
       Money Market........................................  80,435  11.1713      898,564
       Global Fixed Income.................................  24,367  12.3948      302,025
   Berger Institutional Products Trust (Berger IPT):
       International Fund..................................  79,116   8.0123      633,902
   Dreyfus Stock Index Fund................................ 105,843   6.9018      730,502
   Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio.........................  24,836   6.7567      167,809
   INVESCO Variable Investment Funds:
       VIF--High Yield Fund................................  23,143   7.6774      177,677
       VIF--Core Equity Fund...............................  37,332   8.4429      314,445
   Lazard Retirement Series, Inc.:
       Retirement Small Cap Portfolio......................  65,108  11.7835      767,200
   American Century Variable Portfolios, Inc.:
       VP Income and Growth Fund...........................  40,213   7.2313      290,793
       VP Value Fund.......................................  83,027  10.9741      911,143
   The Alger American Fund:
       American Growth Portfolio...........................  88,252   4.7910      422,818
       American MidCap Growth Portfolio.................... 174,670   6.1792    1,079,321
       American Leveraged AllCap Portfolio................. 117,650   4.2797      503,505
   Variable Insurance Products Fund (VIP):
       Fidelity VIP Overseas Portfolio.....................  73,939   5.1487      380,688
       Fidelity VIP Growth Portfolio.......................  81,311   4.7478      386,045
   Variable Insurance Products II Fund (VIP II):
       Fidelity VIP II Contrafund Portfolio................  26,203   7.2753      190,635
                                                                              -----------
Net assets.................................................                   $15,302,026
                                                                              ===========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                         Year ended December 31, 2002

                                                                      Investors Mark Series Fund, Inc.
                                                     ------------------------------------------------------------------
                                                                Growth and  Large Cap Small Cap  Large Cap  Intermediate
                                                      Balanced    Income      Value    Equity     Growth    Fixed Income
                                                     ---------  ----------  --------- ---------  ---------  ------------
Net investment income:
   Dividend income.................................. $  23,764  $   12,673  $  6,251  $      --  $      --   $  113,579
   Contract charges (Note 2)........................      (402)       (878)     (281)      (248)      (251)        (754)
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net investment income...............................    23,362      11,795     5,970       (248)      (251)     112,825
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions....................................   (36,225)    (32,173)   (2,746)   (63,479)   (65,961)      13,078
   Increase (decrease) in unrealized appreciation
    on investments..................................  (148,585)   (376,138)  (83,879)   (94,781)   (90,219)      64,496
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net realized and unrealized gain (loss) on
 investments........................................  (184,810)   (408,311)  (86,625)  (158,260)  (156,180)      77,574
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net increase (decrease) in net assets resulting from
 operations.........................................  (161,448)   (396,516)  (80,655)  (158,508)  (156,431)     190,399
Capital share transactions:
   Transfers of net variable annuity deposits.......    29,335     190,679        99      3,980        567      209,338
   Transfers of surrenders and death benefits.......  (108,064)    (61,823)  (37,305)   (49,825)   (17,150)    (148,292)
   Transfers of coverage and other charges..........   (12,871)    (22,468)   (8,612)    (7,882)    (5,678)     (32,690)
   Transfers between subaccounts, including
    fixed interest subaccount.......................   371,479     328,243    31,156    (49,705)    (1,449)     172,272
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net increase (decrease) in assets resulting from
 capital share transactions.........................   279,879     434,631   (14,662)  (103,432)   (23,710)     200,628
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net increase (decrease) in net assets...............   118,431      38,115   (95,317)  (261,940)  (180,141)     391,027
                                                     ---------  ----------  --------  ---------  ---------   ----------
Net assets at beginning of year.....................   766,390   1,705,010   682,722    676,271    558,488    2,189,990
                                                     ---------  ----------  --------  ---------  ---------   ----------
      Net assets at end of year..................... $ 884,821  $1,743,125  $587,405  $ 414,331  $ 378,347   $2,581,017
                                                     =========  ==========  ========  =========  =========   ==========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002

                                                         Investors Mark Series Fund, Inc.
                                                         --------------------------------     Berger      Dreyfus     Dreyfus
                                                                                  Global        IPT        Stock    Disciplined
                                                          Mid Cap      Money      Fixed    International   Index       Stock
                                                          Equity       Market     Income       Fund        Fund      Portfolio
                                                         ---------  -----------  --------  ------------- ---------  -----------
Net investment income:
   Dividend income...................................... $   1,371  $    12,724  $  6,291    $  24,470   $  11,291   $  1,332
   Contract charges (Note 2)............................      (314)        (197)      (69)        (279)       (404)       (87)
                                                         ---------  -----------  --------    ---------   ---------   --------
Net investment income...................................     1,057       12,527     6,222       24,191      10,887      1,245
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions........................................    (3,469)          --      (289)     (56,209)    (78,209)   (14,277)
   Increase (decrease) in unrealized appreciation on
    investments.........................................   (91,467)          --    14,885     (143,330)   (150,246)   (37,527)
                                                         ---------  -----------  --------    ---------   ---------   --------
Net realized and unrealized gain (loss) on
 investments............................................   (94,936)          --    14,596     (199,539)   (228,455)   (51,804)
                                                         ---------  -----------  --------    ---------   ---------   --------
Net increase (decrease) in net assets resulting from
 operations.............................................   (93,879)      12,527    20,818     (175,348)   (217,568)   (50,559)
Capital share transactions:
   Transfers of net variable annuity deposits...........    53,215    3,135,218    20,000      121,140      90,177     88,369
   Transfers of surrenders and death benefits...........   (13,333)    (200,090)  (18,237)     (42,946)    (36,990)    (3,306)
   Transfers of coverage and other charges..............    (7,818)     (12,171)   (3,933)      (7,860)     (6,426)    (2,729)
   Transfers between subaccounts, including fixed
    interest subaccount.................................   (45,266)  (2,748,867)  (28,632)     (19,368)     56,481    (18,311)
                                                         ---------  -----------  --------    ---------   ---------   --------
Net increase (decrease) in assets resulting from capital
 share transactions.....................................   (13,202)     174,090   (30,802)      50,966     103,242     64,023
                                                         ---------  -----------  --------    ---------   ---------   --------
Net increase (decrease) in net assets...................  (107,081)     186,617    (9,984)    (124,382)   (114,326)    13,464
                                                         ---------  -----------  --------    ---------   ---------   --------
Net assets at beginning of year.........................   662,989      711,947   312,009      758,284     844,828    154,345
                                                         ---------  -----------  --------    ---------   ---------   --------
      Net assets at end of year......................... $ 555,908  $   898,564  $302,025    $ 633,902   $ 730,502   $167,809
                                                         =========  ===========  ========    =========   =========   ========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002

                                                                             Lazard                           Alger
                                                     INVESCO     INVESCO   Retirement VP Income             American
                                                    VIF--High   VIF--Core  Small Cap  & Growth    VP Value   Growth
                                                    Yield Fund Equity Fund Portfolio    Fund        Fund    Portfolio
                                                    ---------- ----------- ---------- ---------  ---------  ---------
Net investment income:
   Dividend income.................................  $ 19,129   $  5,429   $      --  $   3,844  $   5,423  $     184
   Contract charges (Note 2).......................       (65)      (134)       (139)      (271)      (298)      (127)
                                                     --------   --------   ---------  ---------  ---------  ---------
Net investment income..............................    19,064      5,295        (139)     3,573      5,125         57
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................   (31,555)   (17,301)     21,080    (33,597)    37,059    (46,661)
   Increase (decrease) in unrealized appreciation
    on investments.................................     9,927    (68,031)   (210,097)   (50,157)  (193,916)  (148,309)
                                                     --------   --------   ---------  ---------  ---------  ---------
Net realized and unrealized gain (loss) on
 investments.......................................   (21,628)   (85,332)   (189,017)   (83,754)  (156,857)  (194,970)
                                                     --------   --------   ---------  ---------  ---------  ---------
Net decrease in net assets resulting from
 operations........................................    (2,564)   (80,037)   (189,156)   (80,181)  (151,732)  (194,913)
Capital share transactions:
   Transfers of net variable annuity deposits......    22,572     49,177     114,218     46,517    123,325     74,075
   Transfers of surrenders and death benefits......   (13,020)    (4,590)    (23,038)   (24,330)   (58,967)   (11,547)
   Transfers of coverage and other charges.........    (2,195)    (4,310)     (8,413)    (1,737)   (12,278)    (5,071)
   Transfers between subaccounts, including fixed
    interest subaccount............................    44,179    (30,933)    540,059    (53,142)   351,207     36,819
                                                     --------   --------   ---------  ---------  ---------  ---------
Net increase (decrease) in assets resulting from
 capital share transactions........................    51,536      9,344     622,826    (32,692)   403,287     94,276
                                                     --------   --------   ---------  ---------  ---------  ---------
Net increase (decrease) in net assets..............    48,972    (70,693)    433,670   (112,873)   251,555   (100,637)
                                                     --------   --------   ---------  ---------  ---------  ---------
Net assets at beginning of year....................   128,705    385,138     333,530    403,666    659,588    523,455
                                                     --------   --------   ---------  ---------  ---------  ---------
      Net assets at end of year....................  $177,677   $314,445   $ 767,200  $ 290,793  $ 911,143  $ 422,818
                                                     ========   ========   =========  =========  =========  =========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002

                                                        Alger      Alger
                                                      American   American   Fidelity   Fidelity    Fidelity
                                                       MidCap    Leveraged     VIP        VIP       VIP II
                                                       Growth     AllCap    Overseas    Growth    Contrafund
                                                      Portfolio  Portfolio  Portfolio  Portfolio  Portfolio     Total
                                                     ----------  ---------  ---------  ---------  ---------- -----------
Net investment income:
   Dividend income.................................. $       --  $      47  $   2,915  $     405   $  1,193  $   252,315
   Contract charges (Note 2)........................       (189)      (143)      (113)      (112)       (83)      (5,838)
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net investment income...............................       (189)       (96)     2,802        293      1,110      246,477
Net realized and unrealized loss on investments:
   Net realized loss on investment transactions.....   (109,131)   (34,306)   (43,006)   (87,029)   (17,056)    (701,462)
   Decrease in unrealized appreciation on
    investments.....................................   (294,915)  (214,562)   (58,847)   (79,183)   (10,330)  (2,455,211)
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net realized and unrealized loss on investments.....   (404,046)  (248,868)  (101,853)  (166,212)   (27,386)  (3,156,673)
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net decrease in net assets resulting from operations   (404,235)  (248,964)   (99,051)  (165,919)   (26,276)  (2,910,196)
Capital share transactions:
   Transfers of net variable annuity deposits.......    107,465     56,544     94,753    180,553     96,980    4,908,296
   Transfers of surrenders and death benefits.......    (44,160)    (9,469)    (6,766)    (7,086)   (15,819)    (956,153)
   Transfers of coverage and other charges..........    (13,873)    (5,328)    (5,235)    (4,717)    (2,868)    (197,163)
   Transfers between subaccounts, including fixed
    interest subaccount.............................    404,595     37,358      1,381     57,348    (31,487)    (594,583)
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net increase in assets resulting from capital share
 transactions.......................................    454,027     79,105     84,133    226,098     46,806    3,160,397
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net increase (decrease) in net assets...............     49,792   (169,859)   (14,918)    60,179     20,530      250,201
                                                     ----------  ---------  ---------  ---------   --------  -----------
Net assets at beginning of year.....................  1,029,529    673,364    395,606    325,866    170,105   15,051,825
                                                     ----------  ---------  ---------  ---------   --------  -----------
      Net assets at end of year..................... $1,079,321  $ 503,505  $ 380,688  $ 386,045   $190,635  $15,302,026
                                                     ==========  =========  =========  =========   ========  ===========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001

                                                                        Investors Mark Series Fund, Inc.
                                                        ----------------------------------------------------------------
                                                                    Growth               Small      Large    Intermediate
                                                                     and        Large     Cap        Cap        Fixed
                                                        Balanced    Income    Cap Value  Equity     Growth      Income
                                                        --------  ----------  --------- --------  ---------  ------------
Net investment income:
   Dividend income..................................... $ 22,926  $    8,930  $  8,070  $     --  $      --   $   91,747
   Contract charges (Note 2)...........................     (227)       (514)     (225)     (192)      (273)        (213)
                                                        --------  ----------  --------  --------  ---------   ----------
Net investment income..................................   22,699       8,416     7,845      (192)      (273)      91,534
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions.......................................   (5,016)     92,752     6,613   (31,301)   (33,513)       3,854
   Increase (decrease) in unrealized appreciation on
    investments........................................      432    (179,919)  (20,101)  (33,282)  (148,283)     (32,775)
                                                        --------  ----------  --------  --------  ---------   ----------
Net realized and unrealized loss on investments........   (4,584)    (87,167)  (13,488)  (64,583)  (181,796)     (28,921)
                                                        --------  ----------  --------  --------  ---------   ----------
Net increase (decrease) in net assets resulting from
 operations............................................   18,115     (78,751)   (5,643)  (64,775)  (182,069)      62,613
Capital share transactions:
   Transfers of net variable annuity deposits..........  101,075     240,683    42,230    84,976     55,808      345,824
   Transfers of surrenders and death benefits..........  (27,691)    (60,982)  (56,057)  (45,823)   (61,099)     (54,137)
   Transfers of coverage and other charges.............   (7,720)    (18,064)   (7,803)   (8,307)    (7,558)     (14,923)
   Transfers between subaccounts, including fixed
    interest subaccount................................  145,089     350,343   106,016    56,396     40,712    1,081,664
                                                        --------  ----------  --------  --------  ---------   ----------
Net increase in assets resulting from capital share
 transactions..........................................  210,753     511,980    84,386    87,242     27,863    1,358,428
                                                        --------  ----------  --------  --------  ---------   ----------
Net increase (decrease) in net assets..................  228,868     433,229    78,743    22,467   (154,206)   1,421,041
                                                        --------  ----------  --------  --------  ---------   ----------
Net assets at beginning of year........................  537,522   1,271,781   603,979   653,804    712,694      768,949
                                                        --------  ----------  --------  --------  ---------   ----------
      Net assets at end of year........................ $766,390  $1,705,010  $682,722  $676,271  $ 558,488   $2,189,990
                                                        ========  ==========  ========  ========  =========   ==========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001

                                                        Investors Mark Series Fund, Inc.
                                                        -------------------------------     Berger      Dreyfus    Dreyfus
                                                          Mid                   Global        IPT        Stock   Disciplined
                                                          Cap        Money      Fixed    International   Index      Stock
                                                         Equity      Market     Income       Fund        Fund     Portfolio
                                                        --------  -----------  --------  ------------- --------  -----------
Net investment income:
   Dividend income..................................... $  1,541  $    16,084  $  9,926    $   7,962   $  8,528   $    662
   Contract charges (Note 2)...........................     (258)         (84)      (21)        (261)      (262)       (56)
                                                        --------  -----------  --------    ---------   --------   --------
Net investment income..................................    1,283       16,000     9,905        7,701      8,266        606
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions.......................................   23,681           --    (1,633)      46,474    (12,655)    (9,697)
   Decrease in unrealized appreciation on
    investments........................................  (32,803)          --    (1,010)    (221,851)   (81,964)   (11,204)
                                                        --------  -----------  --------    ---------   --------   --------
Net realized and unrealized loss on investments........   (9,122)          --    (2,643)    (175,377)   (94,619)   (20,901)
                                                        --------  -----------  --------    ---------   --------   --------
Net increase (decrease) in net assets resulting from
 operations............................................   (7,839)      16,000     7,262     (167,676)   (86,353)   (20,295)
Capital share transactions:
   Transfers of net variable annuity deposits..........  180,144    3,349,946    63,568       82,297    129,269     22,559
   Transfers of surrenders and death benefits..........  (51,762)     (41,909)  (14,935)     (39,882)   (17,846)    (8,851)
   Transfers of coverage and other charges.............   (7,540)      (6,118)   (2,668)      (9,054)    (9,345)    (1,689)
   Transfers between subaccounts, including fixed
    interest subaccount................................   28,369   (3,157,707)  144,183      165,788    172,995     20,131
                                                        --------  -----------  --------    ---------   --------   --------
Net increase in assets resulting from capital share
 transactions..........................................  149,211      144,212   190,148      199,149    275,073     32,150
                                                        --------  -----------  --------    ---------   --------   --------
Net increase in net assets.............................  141,372      160,212   197,410       31,473    188,720     11,855
                                                        --------  -----------  --------    ---------   --------   --------
Net assets at beginning of year........................  521,617      551,735   114,599      726,811    656,108    142,490
                                                        --------  -----------  --------    ---------   --------   --------
      Net assets at end of year........................ $662,989  $   711,947  $312,009    $ 758,284   $844,828   $154,345
                                                        ========  ===========  ========    =========   ========   ========

                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001

                                                                                Lazard
                                                        INVESCO     INVESCO   Retirement                       Alger
                                                       VIF--High   VIF--Core  Small Cap  VP Income            Growth
                                                       Yield Fund Equity Fund Portfolio  & Growth  VP Value  Portfolio
                                                       ---------- ----------- ---------- --------- --------  ---------
Net investment income:
   Dividend income....................................  $     --   $     --    $    225  $  2,857  $  2,827  $    748
   Contract charges (Note 2)..........................       (46)      (104)        (49)     (190)      (79)      (30)
                                                        --------   --------    --------  --------  --------  --------
Net investment income.................................       (46)      (104)        176     2,667     2,748       718
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions......................................     8,707      4,319      23,359   (24,053)    5,571    27,458
   Increase (decrease) in unrealized appreciation on
    investments.......................................   (27,455)   (25,012)     21,569    (8,873)   44,651   (58,094)
                                                        --------   --------    --------  --------  --------  --------
Net realized and unrealized gain (loss) on
 investments..........................................   (18,748)   (20,693)     44,928   (32,926)   50,222   (30,636)
                                                        --------   --------    --------  --------  --------  --------
Net increase (decrease) in net assets resulting from
 operations...........................................   (18,794)   (20,797)     45,104   (30,259)   52,970   (29,918)
Capital share transactions:
   Transfers of net variable annuity deposits.........     8,974    136,308     100,141    88,381   129,150   142,587
   Transfers of surrenders and death benefits.........    (5,810)    (2,568)    (12,405)  (12,652)  (15,084)   (8,784)
   Transfers of coverage and other charges............    (1,451)    (4,029)     (2,856)   (4,337)   (4,607)   (4,696)
   Transfers between subaccounts, including fixed
    interest subaccount...............................    31,369     38,086      79,906    19,010   295,800   150,474
                                                        --------   --------    --------  --------  --------  --------
Net increase in assets resulting from capital share
 transactions.........................................    33,082    167,797     164,786    90,402   405,259   279,581
                                                        --------   --------    --------  --------  --------  --------
Net increase in net assets............................    14,288    147,000     209,890    60,143   458,229   249,663
                                                        --------   --------    --------  --------  --------  --------
Net assets at beginning of year.......................   114,417    238,138     123,640   343,523   201,359   273,792
                                                        --------   --------    --------  --------  --------  --------
      Net assets at end of year.......................  $128,705   $385,138    $333,530  $403,666  $659,588  $523,455
                                                        ========   ========    ========  ========  ========  ========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2001

                                                           Alger      Alger    Fidelity   Fidelity   Fidelity
                                                          MidCap    Leveraged     VIP        VIP      VIP II
                                                          Growth     AllCap    Overseas    Growth   Contrafund
                                                         Portfolio  Portfolio  Portfolio  Portfolio Portfolio     Total
                                                        ----------  ---------  ---------  --------- ---------- -----------
Net investment income:
   Dividend income..................................... $       --  $      --  $  13,912  $    167   $  1,001  $   198,113
   Contract charges (Note 2)...........................        (91)      (100)       (70)       --        (54)      (3,399)
                                                        ----------  ---------  ---------  --------   --------  -----------
Net investment income..................................        (91)      (100)    13,842       167        947      194,714
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions.......................................    340,834     (6,801)    13,456     1,798     (3,773)     470,434
   Decrease in unrealized appreciation on
    investments........................................   (388,152)  (104,119)  (108,358)  (57,607)   (16,603)  (1,490,813)
                                                        ----------  ---------  ---------  --------   --------  -----------
Net realized and unrealized loss on investments........    (47,318)  (110,920)   (94,902)  (55,809)   (20,376)  (1,020,379)
                                                        ----------  ---------  ---------  --------   --------  -----------
Net decrease in net assets resulting from operations...    (47,409)  (111,020)   (81,060)  (55,642)   (19,429)    (825,665)
Capital share transactions:
   Transfers of net variable annuity deposits..........    158,190     99,692    104,614    92,560     43,594    5,802,570
   Transfers of surrenders and death benefits..........    (11,824)    (3,425)      (340)      (76)    (9,406)    (563,348)
   Transfers of coverage and other charges.............    (11,215)    (8,009)    (4,240)   (3,643)    (2,036)    (151,908)
   Transfers between subaccounts, including fixed
    interest subaccount................................    144,684     71,595     76,545    65,086     31,179      157,713
                                                        ----------  ---------  ---------  --------   --------  -----------
Net increase in assets resulting from capital share
 transactions..........................................    279,835    159,853    176,579   153,927     63,331    5,245,027
                                                        ----------  ---------  ---------  --------   --------  -----------
Net increase in net assets.............................    232,426     48,833     95,519    98,285     43,902    4,419,362
                                                        ----------  ---------  ---------  --------   --------  -----------
Net assets at beginning of year........................    797,103    624,531    300,087   227,581    126,203   10,632,463
                                                        ----------  ---------  ---------  --------   --------  -----------
      Net assets at end of year........................ $1,029,529  $ 673,364  $ 395,606  $325,866   $170,105  $15,051,825
                                                        ==========  =========  =========  ========   ========  ===========


                            See accompanying notes.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                         Year ended December 31, 2002

1. Summary of Significant Accounting Policies

  Organization

   BMA Variable Annuity Account A (the Account) is a separate account of Business Men's Assurance Company of America (BMA) established to fund single and flexible premium variable annuity policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

  Investments

   Deposits received by the Account are invested in 23 separate subaccounts, each of which invests solely in the various funds (mutual funds not otherwise available to the public) as directed by the owners. Amounts may be invested in shares of the following portfolios:

   Investors Mark Series Funds, Inc. (IMSF): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market, and Global Fixed Income.

   Berger Institutional Products Trust (Berger IPT): International Fund.

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio.

   INVESCO Variable Investment Funds: VIF--High Yield Fund and VIF--Core Equity Fund.

   Lazard Retirement Series, Inc: Retirement Small Cap Portfolio.

   American Century Variable Portfolios, Inc.: VP Income and Growth Fund and VP Value Fund.

   The Alger American Fund: American Growth Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio.

   Variable Insurance Products Fund (VIP): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio.

   Variable Insurance Products Fund II (VIP II): Fidelity VIP II Contrafund Portfolio.

  Management of the Funds

   Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Advisors, LLC
(IMA), which is owned by Jones & Babson, Inc., a wholly-owned subsidiary of BMA. IMA has engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio, and the Global Fixed Income Portfolio. IMA has engaged Stein Roe & Farnam, Incorporated to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA has engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

   Berger Institutional Products Trust is a mutual fund with multiple portfolios, one of which, the Berger IPT--International Fund, is managed by Berger Financial Group LLC. Berger Financial Group LLC has retained Bank of Ireland Asset Management (U.S.) as subadviser to the Berger IPT--International Fund.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002



1. Summary of Significant Accounting Policies--(Continued)

   Dreyfus Corporation serves as the fund manager for the Dreyfus Stock Index Fund. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the fund's index fund manager and provide day-to-day management of the fund's investments.

   Dreyfus Variable Investment Fund is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor for this fund. The Disciplined Stock Portfolio is one of these portfolios under the fund.

   INVESCO Variable Investment Funds is a mutual fund with multiple portfolios, among them the VIF--High Yield Fund and the VIF--Core Equity Fund. INVESCO Funds Group, Inc. is the investment advisor.

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios, among them the Lazard Retirement Small Cap Portfolio. Lazard Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio.

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. VP Income and Growth and VP Value are two of these funds.

   The Alger American Fund is a series of portfolios managed by Fred Alger Management, Inc.

   Variable Insurance Products Fund and Variable Insurance Products Fund II are each mutual funds managed by Fidelity Management and Research Company.

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). The first-in, first-out method is used to determine gains and losses. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are reinvested upon receipt.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002


1. Summary of Significant Accounting Policies--(Continued)

   The cost of investments purchased and proceeds from investment securities sold by subaccount were as follows:

                                                     Year ended December 31,
                                           --------------------------------------------
                                                   2002                   2001
                                           --------------------- ----------------------
                                            Cost of    Proceeds    Cost of    Proceeds
                                           Purchases  from Sales  Purchases  from Sales
                                           ---------- ---------- ----------- ----------
IMSF Balanced............................. $  477,012 $  173,783 $   308,541 $   76,929
IMSF Growth and Income....................    628,066    181,672     721,801    116,351
IMSF Large Cap Value......................     79,662     88,360     130,908     31,317
IMSF Small Cap Equity.....................     14,316    117,997     194,220    105,932
IMSF Large Cap Growth.....................     59,658     83,619     122,344     94,258
IMSF Intermediate Fixed Income............    994,615    681,279   1,918,687    469,438
IMSF Mid Cap Equity.......................    106,260    118,416     253,849     87,834
IMSF Money Market.........................  3,569,042  3,382,426   3,707,776  3,547,691
IMSF Global Fixed Income..................     31,816     56,402     240,985     41,043
Berger IPT International..................    187,355    112,242     329,098     70,991
Dreyfus Stock Index Fund..................    245,659    131,529     339,945     54,832
Dreyfus Disciplined Stock Portfolio.......    102,540     37,272      63,350     30,290
INVESCO VIF--High Yield Fund..............    130,052     59,465      77,790     31,030
INVESCO VIF--Core Equity Fund.............     74,906     60,270     184,122     11,089
Lazard Retirement Small Cap Portfolio.....    768,707    142,600     221,347     37,043
American Century VP Income and Growth Fund     70,188     99,307     180,120     87,492
American Century VP Value Fund............    650,327    206,812     507,280     99,461
Alger American Growth Portfolio...........    154,434     60,098     340,990     22,306
Alger American MidCap Growth Portfolio....    540,402     86,578     724,793     60,093
Alger American Leveraged AllCap Portfolio.    120,252     41,234     237,066     57,928
Fidelity VIP Overseas Portfolio...........    162,358     75,423     231,019     18,928
Fidelity VIP Growth Portfolio.............    360,900    134,508     196,909     27,337
Fidelity VIP II Contrafund Portfolio......    118,678     70,762     103,885     35,983
                                           ---------- ---------- ----------- ----------
Total..................................... $9,647,205 $6,202,054 $11,336,825 $5,215,596
                                           ========== ========== =========== ==========

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by BMA in the future, a charge to the account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002



2. Variable Annuity Contract Charges

   The Account pays BMA certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by BMA. The following summarizes those amounts:

      Coverage Charges: Mortality and expense risks assumed by BMA are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily value of each contract.

      On May 5, 1999, BMA introduced a new product with an additional death benefit option. If this option is selected, BMA is compensated by a fee equivalent to an annual rate of 1.45% of the average daily value of the contract.

      Contract Maintenance Charge: The Account deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value.

      Other Charges: Transfers in excess of 12 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

      Withdrawal Charge: A contingent deferred sales charge is assessed by the Account against certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year.

   Contract charges retained by BMA from the proceeds of sales of annuity contracts aggregated $5,838 and $3,399 during the years ended December 31, 2002 and 2001, respectively.

3. Summary of Unit Transactions

   Account deposits and terminations, withdrawals and expense charges by units follow:

                                                         Number of Units
                                                         -----------------------
                                                         Year ended December 31,
                                                         -----------------------
                                                            2002        2001
                                                         -------     -------
       IMSF Balanced:
          Variable annuity deposits..................... 41,281      22,907
          Terminations, withdrawals and expense charges. 16,612       3,043
       IMSF Growth and Income:
          Variable annuity deposits..................... 48,646      45,681
          Terminations, withdrawals and expense charges. 15,017       5,052
       IMSF Large Cap Value:
          Variable annuity deposits.....................  5,897      14,769
          Terminations, withdrawals and expense charges.  6,819       5,556
       IMSF Small Cap Equity:
          Variable annuity deposits.....................  1,705      13,224
          Terminations, withdrawals and expense charges. 12,446       4,578
       IMSF Large Cap Growth:
          Variable annuity deposits.....................  5,961       7,787
          Terminations, withdrawals and expense charges.  7,703       5,508

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002


3. Summary of Unit Transactions--(Continued)


                                                         Number of Units
                                                         -----------------------
                                                         Year ended December 31,
                                                         -----------------------
                                                            2002        2001
                                                         -------     -------
       IMSF Intermediate Fixed Income:
          Variable annuity deposits.....................  75,039     121,062
          Terminations, withdrawals and expense charges.  55,439       4,955
       IMSF Mid Cap Equity:
          Variable annuity deposits.....................   8,634      17,338
          Terminations, withdrawals and expense charges.   9,654       4,708
       IMSF Money Market:
          Variable annuity deposits..................... 314,391     330,119
          Terminations, withdrawals and expense charges. 298,164     315,241
       IMSF Global Fixed Income:
          Variable annuity deposits.....................   2,274      18,181
          Terminations, withdrawals and expense charges.   4,494       1,582
       Berger IPT International Fund:
          Variable annuity deposits.....................  17,567      22,432
          Terminations, withdrawals and expense charges.  11,895       3,981
       Dreyfus Stock Index Fund:
          Variable annuity deposits.....................  28,708      33,953
          Terminations, withdrawals and expense charges.  17,140       1,866
       Dreyfus Disciplined Stock Portfolio:
          Variable annuity deposits.....................  11,404       4,829
          Terminations, withdrawals and expense charges.   4,139         967
       INVESCO VIF--High Yield Fund:
          Variable annuity deposits.....................  14,609       4,792
          Terminations, withdrawals and expense charges.   7,808         633
       INVESCO VIF--Core Equity Fund:
          Variable annuity deposits.....................   5,930      16,473
          Terminations, withdrawals and expense charges.   5,162         250
       Lazard Retirement Small Cap Portfolio:
          Variable annuity deposits.....................  47,274      14,205
          Terminations, withdrawals and expense charges.   5,276       1,139
       American Century VP Income and Growth Fund:
          Variable annuity deposits.....................   8,328      11,873
          Terminations, withdrawals and expense charges.  12,408       1,324
       American Century VP Value Fund:
          Variable annuity deposits.....................  46,647      35,773
          Terminations, withdrawals and expense charges.  15,465       1,571
       Alger American Growth Portfolio:
          Variable annuity deposits.....................  24,048      40,585
          Terminations, withdrawals and expense charges.   8,063       1,221
       Alger American MidCap Growth Portfolio:
          Variable annuity deposits.....................  69,377      34,431
          Terminations, withdrawals and expense charges.  10,631       1,355

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002


3. Summary of Unit Transactions--(Continued)

                                                         Number of Units
                                                         -----------------------
                                                         Year ended December 31,
                                                         -----------------------
                                                            2002        2001
                                                         -------     -------
       Alger American Leveraged AllCap Portfolio:
          Variable annuity deposits..................... 22,541      24,154
          Terminations, withdrawals and expense charges.  7,573         538
       Fidelity VIP Overseas Portfolio:
          Variable annuity deposits..................... 21,421      24,772
          Terminations, withdrawals and expense charges.  7,835          59
       Fidelity VIP Growth Portfolio:
          Variable annuity deposits..................... 48,192      20,496
          Terminations, withdrawals and expense charges. 14,128          12
       Fidelity VIP II Contrafund Portfolio:
          Variable annuity deposits..................... 13,979       8,627
          Terminations, withdrawals and expense charges.  8,650       1,138

                        BMA VARIABLE ANNUITY ACCOUNT A

                         Year ended December 31, 2002



4. Unit Fair Value

   The Company sells two different variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in two different unit values, expense ratios and total returns. Unit value information and financial ratios for each subaccount are as follows:

                                                     Unit Value                 Investment  Expense Ratio**    Total Return***
                                                  -----------------               Income   -----------------  ------------------
                                           Units  Lowest     Highest Net Assets   Ratio*   Lowest     Highest Lowest      Highest
                                          ------- ------     ------- ---------- ---------- ------     ------- -------     -------
Year ended December 31, 2002
IMSF Balanced............................  94,874 $ 9.30 to  $ 9.33  $  884,821    2.67%   1.25%  to   1.45%  -14.73% to  -14.55%
IMSF Growth and Income................... 161,458   8.48 to   10.89   1,743,125    0.70%   1.25%  to   1.45%  -19.47% to  -19.31%
IMSF Large Cap Value.....................  64,687   9.06 to    9.08     587,405    0.93%   1.25%  to   1.45%  -12.89% to  -12.72%
IMSF Small Cap Equity....................  51,086   6.32 to    8.18     414,331    0.00%   1.25%  to   1.45%  -25.87% to  -25.72%
IMSF Large Cap Growth....................  49,078   4.54 to    7.81     378,347    0.00%   1.25%  to   1.45%  -29.51% to  -29.37%
IMSF Intermediate Fixed Income........... 204,127  12.22 to   12.67   2,581,017    4.47%   1.25%  to   1.45%    5.90% to    6.12%
IMSF Mid Cap Equity......................  50,310  10.23 to   11.08     555,908    0.22%   1.25%  to   1.45%  -14.76% to  -14.58%
IMSF Money Market........................  80,435  10.67 to   11.51     898,564    1.55%   1.25%  to   1.45%    0.01% to    0.21%
IMSF Global Fixed Income.................  24,367  11.71 to   12.50     302,025    2.03%   1.25%  to   1.45%    5.43% to    5.64%
Berger IPT International Fund............  79,116   5.40 to    8.38     633,902    3.41%   1.25%  to   1.45%  -22.44% to  -22.29%
Dreyfus Stock Index Fund................. 105,843   5.92 to    7.09     730,502    1.38%   1.25%  to   1.45%  -23.48% to  -23.32%
Dreyfus Disciplined Stock Portfolio......  24,836   5.84 to    6.86     167,809    0.72%   1.25%  to   1.45%  -23.72% to  -23.57%
INVESCO VIF - High Yield Fund............  23,143   7.10 to    7.69     177,677   11.09%   1.25%  to   1.45%   -2.72% to   -2.53%
INVESCO VIF - Core Equity Fund...........  37,332   7.39 to    8.42     314,445    1.51%   1.25%  to   1.45%  -20.27% to  -20.11%
Lazard Retirement Small Cap Portfolio....  65,108  11.32 to   11.80     767,200    0.00%   1.25%  to   1.45%  -18.87% to  -18.70%
American Century VP Income and Growth
 Fund....................................  40,213   6.32 to    7.40     290,793    1.09%   1.25%  to   1.45%  -20.53% to  -20.37%
American Century VP Value Fund...........  83,027  10.97 to   11.15     911,143    0.62%   1.25%  to   1.45%  -13.88% to  -13.71%
Alger American Growth Portfolio..........  88,252   4.77 to    4.80     422,818    0.04%   1.25%  to   1.45%  -33.95% to  -33.82%
Alger American MidCap Growth Portfolio... 174,670   6.15 to    6.18   1,079,321    0.00%   1.25%  to   1.45%  -30.55% to  -30.42%
Alger American Leveraged AllCap Portfolio 117,650   4.26 to    4.28     503,505    0.01%   1.25%  to   1.45%  -34.86% to  -34.73%
Fidelity VIP Overseas Portfolio..........  65,862   5.12 to    5.15     380,688    0.70%   1.25%  to   1.45%  -21.61% to  -21.45%
Fidelity VIP Growth Portfolio............  81,311   4.72 to    4.75     386,045    0.10%   1.25%  to   1.45%  -31.30% to  -31.17%
Fidelity VIP II Contrafund Portfolio.....  34,460   7.24 to    7.28     190,635    0.57%   1.25%  to   1.45%  -10.90% to  -10.72%
Year ended December 31, 2001
IMSF Balanced............................  70,205 $10.90 to  $10.92  $  766,390    3.52%   1.25%  to   1.45%    2.05% to    2.25%
IMSF Growth and Income................... 127,829  10.52 to   13.50   1,705,010    0.62%   1.25%  to   1.45%   -7.92% to    7.74%
IMSF Large Cap Value.....................  65,609  10.40 to   10.41     682,722    1.32%   1.25%  to   1.45%   -3.01% to    2.81%
IMSF Small Cap Equity....................  61,827   8.53 to   11.02     676,271    0.00%   1.25%  to   1.45%  -11.02% to   10.84%
IMSF Large Cap Growth....................  50,820   6.45 to   11.06     558,488    0.00%   1.25%  to   1.45%  -25.65% to   25.50%
IMSF Intermediate Fixed Income........... 184,527  11.54 to   11.94   2,189,990    7.71%   1.25%  to   1.45%    5.67% to    5.88%
IMSF Mid Cap Equity......................  51,330  12.01 to   12.97     662,989    0.26%   1.25%  to   1.45%   -4.10% to   -3.91%
IMSF Money Market........................  64,208  10.67 to   11.49     711,947    3.21%   1.25%  to   1.45%    2.28% to    2.48%
IMSF Global Fixed Income.................  26,587  11.10 to   11.83     312,009    4.70%   1.25%  to   1.45%    2.92% to    3.12%
Berger IPT International.................  73,444   6.96 to   10.78     758,284    1.08%   1.25%  to   1.45%  -21.42% to   21.26%
Dreyfus Stock Index Fund.................  94,275   7.74 to    9.24     844,828    1.15%   1.25%  to   1.45%  -13.44% to   13.27%
Dreyfus Disciplined Stock Portfolio......  17,571   7.65 to    8.98     154,345    0.49%   1.25%  to   1.45%  -14.52% to   14.35%
INVESCO VIF High Yield Portfolio.........  16,342   7.30 to    7.89     128,705    0.00%   1.25%  to   1.45%  -16.15% to   15.99%
INVESCO VIF Core Equity Portfolio........  36,564   9.27 to   10.54     385,138    0.00%   1.25%  to   1.45%  -10.28% to   10.10%
Lazard Retirement Small Cap Portfolio....  23,110  13.94 to   14.52     333,530    0.10%   1.25%  to   1.45%   16.91% to   17.15%

                                                     Unit Value                Investment  Expense Ratio**    Total Return***
                                                  -----------------    Net       Income   -----------------  ------------------
                                           Units  Lowest     Highest  Assets     Ratio*   Lowest     Highest Lowest      Highest
Year ended December 31, 2001 (Continued)  ------- ------     ------- --------- ---------- ------     ------- -------     -------
American Century VP Income and Growth....  44,293  7.96  to    9.30    403,666   0.83%    1.25%  to   1.45%   -9.67% to  -9.49%
American Century VP Value................  51,845 12.71  to   12.95    659,588   0.78%    1.25%  to   1.45%   11.20% to  11.42%
Alger American Growth Portfolio..........  72,267  7.23  to    7.25    523,455   0.20%    1.25%  to   1.45%  -13.08% to  12.91%
Alger American MidCap Growth Portfolio... 115,924  8.86  to    8.88  1,029,529   0.00%    1.25%  to   1.45%   -7.87% to   7.68%
Alger American Leveraged AllCap Portfolio 102,682  6.54  to    6.56    673,364   0.00%    1.25%  to   1.45%  -17.14% to  16.97%
Fidelity VIP Overseas Portfolio..........  60,353  6.54  to    6.56    395,606   4.08%    1.25%  to   1.45%  -22.32% to  22.17%
Fidelity VIP Growth Portfolio............  47,247  6.88  to    6.90    325,866   0.06%    1.25%  to   1.45%  -19.04% to  18.88%
Fidelity VIP II Contrafund Portfolio.....  20,874  8.13  to    8.15    170,105   0.61%    1.25%  to   1.45%  -13.71% to  13.54%

--------
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

** These ratios represent the annualized contract expenses of the separate account, which consists of the coverage charge. The ratios include only those expense that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

*** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented.

Business Men's Assurance
Company of America
(A member of the
Generali Group of Companies)

Consolidated Financial Statements

Years ended December 31, 2002, 2001 and 2000 with Report of Independent Accountants

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


                      Consolidated Financial Statements


                  Years ended December 31, 2002, 2001 and 2000



                                    Contents

Report of Independent Accountants ....................................      1

Audited Consolidated Financial Statements

Consolidated Balance Sheets ..........................................      2
Consolidated Statements of Operations ................................      4
Consolidated Statements of Comprehensive Income (Loss) ...............      5
Consolidated Statements of Stockholder's Equity ......................      6
Consolidated Statements of Cash Flows ................................      7
Notes to Consolidated Financial Statements ...........................      9

                        Report of Independent Accountants

The Board of Directors and Shareholder
Business Men's Assurance Company of America

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity and cash flows present fairly, in all material respects, the financial position of Business Men's Assurance Company of America and its subsidiaries (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) at December 31, 2002 and December 31, 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                   /s/ PricewaterhouseCoopers LLP

Kansas City, Missouri
February 14, 2003

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                           Consolidated Balance Sheets

                                                                                          December 31,
                                                                                       2002          2001
                                                                                   --------------------------
                                                                                         (In Thousands)
Assets
Investments (Note 3):
    Securities available-for-sale, at fair value:
      Fixed maturities (amortized cost - $1,547,885,000 in 2002 and
        $1,321,977,000 in 2001)                                                    $  1,588,341  $  1,318,442
      Equity securities (cost - $32,925,000 in 2002 and $91,408,000
        in 2001)                                                                         27,774        85,671
    Mortgage loans on real estate, net of allowance for credit losses
      of $1,070,000 in 2002 and $8,540,000 in 2001                                      626,134       785,517
    Policy loans                                                                         53,755        54,550
    Short-term investments                                                                  721         1,937
    Other                                                                                18,920        18,854
                                                                                   ------------  ------------
Total investments                                                                     2,315,645     2,264,971

Cash                                                                                     71,471        66,505
Accrued investment income                                                                18,477        20,823
Premium and other receivables                                                            14,150        27,800
Current income taxes receivable (Note 7)                                                  7,226         2,182
Deferred policy acquisition costs                                                       166,851       146,065
Property, equipment and software (Note 6)                                                 1,676        11,204
Reinsurance recoverables:
    Paid benefits                                                                         6,000         3,259
    Benefits and claim reserve ceded                                                    223,719       208,295
Prepaid reinsurance costs (Note 10)                                                      29,473             -
Receivable from affiliates (Note 10)                                                      6,514             -
Other assets                                                                             10,541        11,571
Assets held in separate accounts                                                        195,224       315,182
                                                                                   ------------  ------------
Total assets                                                                       $  3,066,967  $  3,077,857
                                                                                   ------------  ------------

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                     Consolidated Balance Sheets (continued)

                                                                                          December 31,
                                                                                       2002          2001
                                                                                   --------------------------
                                                                                        (In Thousands)
Liabilities and stockholder's equity
Future policy benefits:
    Life and annuity (Notes 4 and 10)                                              $  1,617,039  $  1,430,396
    Health                                                                              110,465       122,102
Contract account balances (Note 4)                                                      361,327       474,918
Policy and contract claims                                                               79,651        75,085
Unearned revenue reserve                                                                  4,177         5,528
Other policyholder funds                                                                  9,733        10,425
Deferred income taxes (Note 7)                                                           71,781        41,671
Payable to affiliate (Note 10)                                                                -           655
Other liabilities (Note 12)                                                              43,555        66,484
Liabilities related to separate accounts (Note 14)                                      195,224       315,182
                                                                                   ------------  ------------
Total liabilities                                                                     2,492,952     2,542,446

Commitments and contingencies (Note 5)                                                        -             -

Stockholder's equity (Notes 2 and 11):
    Preferred stock of $1 par value per share; authorized 3,000,000
      shares, none issued and outstanding                                                     -             -
    Common stock of $1 par value per share; authorized 24,000,000
      shares, 12,000,000 shares issued and outstanding                                   12,000        12,000
    Paid-in capital                                                                      40,106        40,106
    Accumulated other comprehensive loss                                                 15,883        (8,269)
    Retained earnings                                                                   506,026       491,574
                                                                                   ------------  ------------
Total stockholder's equity                                                              574,015       535,411
                                                                                   ------------  ------------
Total liabilities and stockholder's equity                                         $  3,066,967  $  3,077,857
                                                                                   ------------  ------------

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)


                      Consolidated Statements of Operations

                                                                     Year ended December 31,
                                                                2002            2001          2000
                                                           ---------------------------------------------
                                                                          (In Thousands)
Revenues:
    Premiums (Note 9):
      Life and annuity                                       $ 253,988       $ 200,160     $ 154,680
      Health                                                     6,254           5,057         4,878
    Other insurance considerations                              30,105          31,473        31,197
    Net investment income (Note 3)                             156,846         177,256       188,119
    Realized gains (losses), net (Note 3)                      (10,095)          4,753         2,111
    Other income                                                20,049          21,777        21,841
                                                             ---------       ---------     ---------
Total revenues                                                 457,147         440,476       402,826

Benefits and expenses:
    Life and annuity benefits                                  158,368         143,022       115,424
    Health benefits                                              2,035           1,770           827
    Increase in policy liabilities including interest
      credited to account balances                             139,925         129,067       118,251
    Commissions                                                102,184          69,641        52,036
    (Increase) decrease in deferred policy
      acquisition costs                                        (37,646)        (20,842)       (9,144)
    Taxes, licenses and fees                                     1,363           2,614         2,765
    Other operating costs and expenses                          69,209          56,508        62,281
                                                             ---------       ---------     ---------
Total benefits and expenses                                    435,438         381,780       342,440
                                                             ---------       ---------     ---------

Income from continuing operations before
    income tax expense                                          21,709          58,696        60,386
Income tax expense (Note 7)                                      8,062          20,504        21,152
                                                             ---------       ---------     ---------
Income from continuing operations                               13,647          38,192        39,234

Discontinued operations (Note 13):
    Gain (loss) from discontinued operations, net of
      income tax expense (benefit) of $259,000 in
      2002, ($365,000) in 2001 and ($138,000) in 2000              480            (855)         (279)
    Gain on disposal of discontinued segment, net of
      income tax expense of $175,000 in 2002,
      $400,000 in 2001 and $8,008,000 in 2000                      325             750        14,871
                                                             ---------       ---------     ---------
Income (loss) from discontinued operations                         805            (105)       14,592
                                                             ---------       ---------     ---------
Net income                                                   $  14,452       $  38,087     $  53,826
                                                             ---------       ---------     ---------

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Consolidated Statements of Comprehensive Income (Loss)


                                                                    Year ended December 31,
                                                              2002              2001           2000
                                                         ----------------------------------------------
                                                                         (In Thousands)
Net income                                                 $  14,452        $  38,087       $  53,826
Other comprehensive income:
    Unrealized holding gains arising during period            36,804           25,207          16,627
    Less realized losses included in net income              (10,510)         (12,234)         (2,042)
                                                         -----------      -----------      ----------
Net unrealized gains                                          47,314           37,441          18,669

Effect on deferred policy acquisition costs                  (10,614)         (10,826)         (7,436)
Effect on unearned revenue reserve                               457              724             502
Related deferred income taxes                                (13,005)          (6,569)            893
                                                         -----------      -----------      ----------
Other comprehensive income                                    24,152           20,770          12,628
                                                         -----------      -----------      ----------
Comprehensive income                                       $  38,604        $  58,857       $  66,454
                                                         -----------      -----------      ----------


See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                 Consolidated Statements of Stockholder's Equity

                                                          Year ended December 31,
                                                     2002          2001          2000
                                                  ---------------------------------------
                                                              (In Thousands)
Common stock:
 Balance at beginning and end of year             $   12,000    $   12,000    $   12,000

Paid-in capital:
 Balance at beginning and end of year                 40,106        40,106        40,106

Accumulated other comprehensive income (loss):
 Balance at beginning of year                         (8,269)      (29,039)      (41,667)
  Net change in net unrealized gains (losses)         24,152        20,770        12,628
                                                  ----------    ----------    ----------
Balance at end of year                                15,883        (8,269)      (29,039)

Retained earnings:
 Balance at beginning of year                        491,574       453,487       399,661
  Net income                                          14,452        38,087        53,826
                                                  ----------    ----------    ----------
 Balance at end of year                              506,026       491,574       453,487
                                                  ----------    ----------    ----------
Total stockholder's equity                        $  574,015    $  535,411    $  476,554
                                                  ----------    ----------    ----------

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                      Consolidated Statements of Cash Flows

                                                               Year ended December 31,
                                                          2002          2001          2000
                                                       --------------------------------------
                                                                   (In Thousands)
Operating activities
Net income                                             $   14,452    $   38,087    $   53,826
Adjustments to reconcile net income to net cash
 provided by operating activities:
   Deferred income tax expense                             17,103        18,070         9,990
   Realized (gains) losses, net                            10,095        (4,753)       (2,111)
   Gain on sale of discontinued segment                      (500)       (1,150)      (22,879)
   Loss on sale of home office building                     5,560             -             -
   Premium amortization (discount accretion), net           5,493         1,242           386
   Policy loans lapsed in lieu of surrender benefits        2,209         2,574         2,724
   Depreciation                                             1,023         1,856         2,234
   Amortization                                                 -           782           782
   Changes in assets and liabilities:
    (Increase) decrease in accrued investment
      income                                                2,346           (12)         (757)
    (Increase) decrease in receivables and
      reinsurance recoverables                            (12,475)        6,611      (110,871)
    Policy acquisition costs deferred                     (55,995)      (45,239)      (34,057)
    Policy acquisition costs amortized                     24,595        24,397        24,913
    Increase (decrease) in income taxes receivable         (5,044)       (3,022)          354
    Increase in prepaid reinsurance costs                 (29,473)            -             -
    Increase in accrued policy benefits, claim
      reserves, unearned revenues and
      policyholder funds                                   33,251        19,015        17,505
    Interest credited to policyholder accounts             71,429        77,198        77,544
    (Increase) decrease in other assets and
      other liabilities, net                              (10,605)      (11,820)        8,234
   Other, net                                                 897           211          (794)
                                                       ----------    ----------    ----------
Net cash provided by operating activities                  74,361       124,047        27,023

Investing activities
Purchases of investments:
 Securities available-for-sale:
   Fixed maturities                                      (890,083)     (752,954)     (142,345)
   Equity securities                                      (12,877)      (50,371)     (128,280)
 Mortgage and policy loans                                (23,993)      (70,296)      (93,098)
 Other                                                     (7,257)       (7,880)       (5,921)

See accompanying notes.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

                Consolidated Statements of Cash Flows (continued)

                                                                            Year ended December 31,
                                                                       2002          2001            2000
                                                                    ----------------------------------------
                                                                                 (In Thousands)
Investing activities (continued)
Sales, calls or maturities of investments:
    Maturities and calls of securities available-for-sale:
      Fixed maturities                                              $ 301,130      $ 190,834       $ 120,727
    Sales of securities available-for-sale:
      Fixed maturities                                                344,602        388,429         149,579
      Equity securities                                                65,621         58,556          92,595
    Mortgage and policy loans                                         192,123        112,148         142,411
    Other                                                               5,985          6,789          18,282
Purchase of property, equipment and software                             (120)        (1,111)           (552)
Proceeds from sale of property and equipment                            3,033              -
Net (increase) decrease in short-term investments                       1,216          2,175          (3,221)
Proceeds from sale of discontinued segment                                  -             75          24,879
                                                                    ---------      ---------       ---------
Net cash provided by (used in) investing activities                   (20,620)      (123,606)        175,056

Financing activities
Deposits from interest sensitive and investment-type
    contracts                                                         207,462        301,207         151,713
Withdrawals from interest sensitive and
    investment-type contracts                                        (247,747)      (320,524)       (366,554)
Net proceeds from reverse repurchase borrowing                              -              -           5,000
Retirement of reverse repurchase borrowing                                  -              -         (33,400)
Net proceeds from other borrowing                                       7,813         37,910         115,390
Retirement of other borrowing                                         (16,303)       (33,150)        (91,285)
                                                                    ---------      ---------       ---------
Net cash used in financing activities                                 (48,775)       (14,557)       (219,136)
                                                                    ---------      ---------       ---------

Net increase (decrease) in cash                                         4,966        (14,116)        (17,057)
Cash at beginning of year                                              66,505         80,621          97,678
                                                                    ---------      ---------       ---------
Cash at end of year                                                 $  71,471      $  66,505       $  80,621
                                                                    ---------      ---------       ---------

Supplemental disclosures of cash flow information:
For purposes of the statements of cash flows,
    Business Men's Assurance Company of America
    considers only cash on hand and demand deposits
      to be cash equivalents
Cash paid during the year for:
    Income taxes                                                    $   3,565      $   5,491       $  18,679
                                                                    ---------      ---------       ---------
Interest paid on reverse repurchase and other
    borrowings                                                      $   1,649      $   1,791       $   2,527
                                                                    ---------      ---------       ---------

See accompanying notes.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

                   Notes to Consolidated Financial Statements

1. Summary of Significant Accounting Policies

   Organization

   Business Men's Assurance Company of America (the Company) is a Missouri-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and investment products both directly, primarily distributed through general agencies, and through reinsurance assumptions. Assicurazioni Generali S.p.A. (Generali), an Italian insurer, is the ultimate parent company.

   On April 29, 2002, Generali Finance B.V. (the direct parent of the Company, ultimately owned by Assicurazioni Generali, S.p.A.) signed a purchase agreement with Liberty Life Insurance Company (Liberty) (an indirect subsidiary of Royal Bank of Canada) for the sale of the stock of the Company. As part of this purchase agreement, the Company's subsidiary, Jones & Babson, Inc., is to be sold to RBC Dain Rauscher Corp., also an indirect subsidiary of Royal Bank of Canada. The Company's reinsurance line of business will be sold to Clarica Life Reinsurance Company (a direct subsidiary of Assicurazioni Generali, S.p.A.). The transactions are subject to the satisfaction of various customary terms, conditions and approvals. The Jones & Babson transaction is also subject to the approval by each Fund's shareholders of a new investment advisory agreement with Jones & Babson (to take effect following the acquisition by RBC Dain Rauscher Corp.). Assuming all terms, conditions and approvals are obtained in a timely manner, the parties anticipate the transactions will close on or about May 1, 2003.

   Principles of Consolidation and Basis of Presentation

   The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

   Use of Estimates

   The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   Investments

   The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs (DPAC), unearned revenue reserve (URR) and related deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income
   (loss). The DPAC and URR offsets to the unrealized gains or losses represents valuation adjustments or reinstatements of DPAC and URR that would have been required as a charge or credit to operations had such unrealized amounts been realized.

   The amortized cost of fixed maturity investments classified as available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

   Mortgage loans and mortgage-backed securities are carried at unpaid balances adjusted for accrual of discount and allowances for other than temporary declines in value.

   Policy loans are carried at unpaid balances.

   Realized gains and losses on sales of investments and declines in value considered to be other than temporary are recognized in net income on the specific identification basis.

   Impairment of Loans

   The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards (SFAS) No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   Deferred Policy Acquisition Costs

   Certain commissions, expenses of the policy issue and underwriting departments and other variable policy issue expenses have been deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 25 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

   For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 25 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

   Deferred policy acquisition costs are evaluated to determine that the unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

   Recognition of Insurance Revenue and Related Expenses

   For limited payment and other traditional life insurance policies, premium income is reported as earned when due, with past-due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from mortality, interest, surrender and expense.

   Policy Liabilities and Contract Values

   The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.25% to 8.50%, depending on the year of issue; withdrawal rates for individual life policies issued in 1966 and after are based on Company experience, and policies issued prior to 1966 are based on industry tables; and mortality rates are based on mortality tables that consider Company experience. The liability for future policy benefits is graded to reserves stipulated by the policy over a period of 20 to 25 years or the end of the premium paying period, if less.

   For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

   Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The net amount of benefits payable included in the future policy benefit reserves and policy and contract claims, less the amount of reinsurance recoverables for December 31, 2002 and 2001 was $7,621,000 and $6,410,000, respectively.
   Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 7.25%. Claim termination rates are based on industry tables.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

   For individual life insurance contracts assumed through reinsurance (see Note
   9), the liability for future policy benefits has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.50% to 8.85%, depending on the year of issue; withdrawal rates are based on a combination of ceding company and Company experience; and mortality rates are based on mortality tables that consider ceding company and Company experience. The liability for future policy benefits is generally graded to the reserves or percentage of the reserves stipulated by the policy over a period of 10 to 30 years.

   Federal Income Taxes

   Deferred federal income taxes have been provided in the consolidated financial statements to recognize temporary differences between the financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws (see Note 7). Temporary differences are principally related to deferred policy acquisition costs, the provision for future policy benefits, accrual of discounts on investments, accrued expenses, accelerated depreciation and unrealized investment gains and losses.

   Separate Accounts

   These accounts arise from three lines of business - variable annuities, variable universal life and MBIA insured guaranteed investment contracts
   (GICs). The separate account assets are legally segregated and are not subject to the claims which may arise from any other business of the Company.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policyowners. Investment income and gains or losses arising from the variable line of business accrue directly to the policyowners and are, therefore, not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable lines of business totaled $20,811,000 on December 31, 2002 and $19,296,000 on December 31, 2001.

   The assets of the MBIA GIC line of business are maintained at an amount equal to the related liabilities. These assets related to the MBIA GIC line of business include securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized gains or losses directly in accumulated other comprehensive income
   (loss).

   The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contractholders. Investment income and gains or losses arising from MBIA GIC investments are included in investment income in the accompanying consolidated statements of operations. The guaranteed interest payable is included in the increase in policy liabilities in the accompanying consolidated statements of operations. Separate account assets and liabilities for the MBIA GIC line of business totaled $174,413,000 on December 31, 2002 and $295,886,000 on December 31, 2001.

   Property, Equipment and Software

   Property, equipment and software are generally valued at cost, including development costs, less allowances for depreciation and other than temporary declines in value. Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   Intangible Assets

   Goodwill of $9,193,000 at December 31, 2002 and 2001, net of accumulated amortization of $6,455,000, resulting from the acquisition of a subsidiary, is included in other assets. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill was not amortized in 2002 as the fair value of the subsidiary exceeded the book value. Under SFAS No. 142, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment or whenever events or changes in circumstances indicates that the carrying value may not be recoverable. Intangible assets that have finite lives will continue to be amortized over their useful lives. For the years ended December 31, 2001 and 2000, goodwill was amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000 for each year.

   Reinsurance

   Premiums and expenses include amounts related to reinsurance assumed and are net of amounts ceded. Reinsurance recoverables and prepaid reinsurance premiums are reported as assets and are recognized in a manner consistent with the liabilities related to the underlying reinsurance contracts.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1.   Summary of Significant Accounting Policies (continued)

     Fair Values of Financial Instruments

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2002 and 2001:

                                                            December 31, 2002           December 31, 2001
                                                      --------------------------------------------------------
                                                          Carrying        Fair       Carrying          Fair
                                                           Amount        Value        Amount          Value
                                                      --------------------------------------------------------
                                                                             (In Thousands)
     Fixed maturities (Note 3)                           $1,588,341    $1,588,341   $1,318,442     $1,318,442
     Equity securities (Note 3)                              27,774        27,774       85,671         85,671
     Mortgage loans on real estate                          626,134       672,273      785,517        810,918
     Policy loans                                            53,755        50,612       54,550         51,075
     Short-term investments                                     721           721        1,937          1,937
     Cash                                                    71,471        71,471       66,505         66,505
     Reinsurance recoverables:
       Paid benefits                                          6,000         6,000        3,259          3,259
       Benefits and claim reserves ceded                    223,719       223,719      208,259        208,295
       Assets held in separate accounts                     195,224       196,922      315,182        315,744
       Investment-type insurance contracts (Note 4)       1,268,595     1,256,937    1,383,495      1,381,748
     Borrowed money (Note 12)                                26,990        25,963       35,480         33,712

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

   The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

     Mortgage loans on real estate and policy loans: The fair value for mortgage loans on real estate and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

     Reinsurance recoverables: The carrying values of reinsurance recoverables approximate their fair values.

     Liabilities for flexible and single premium deferred annuities: The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

     Liabilities for guaranteed investment contracts: The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Liabilities for borrowed money: The fair value for borrowed money is estimated using a discounted interest rate that is commensurate with the Company's current borrowing rate.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

1. Summary of Significant Accounting Policies (continued)

     Postretirement Benefits

     The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

     Comprehensive Income (Loss)

     Unrealized gains and losses on our available-for-sale securities are included in other comprehensive income (loss) in stockholder's equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts, which have been measured through the beginning of the year, are net of income taxes and adjustments to deferred policy acquisition costs, value of insurance in force acquired and unearned revenue reserve.

     Reclassifications

     Certain amounts for 2001 and 2000 have been reclassified to conform to the current year presentation.

     Statutory Accounting Practices

     In 1998, the NAIC adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas.

     On January 23, 2001 the Missouri Department of Insurance provided instruction to the Company to prepare it's statutory financial statements in accordance with the NAIC Accounting Practices and Procedures manual, using the version effective January 1, 2001.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

2.   Dividend Limitations

     Missouri has legislation that requires prior reporting of all dividends to the Director of Insurance. The Company, as a regulated life insurance company, may pay a dividend from unassigned surplus without the approval of the Missouri Department of Insurance if the aggregate of all dividends paid during the preceding 12-month period does not exceed the greater of 10% of statutory stockholder's equity at the end of the preceding calendar year or the statutory net gain from operations for the preceding calendar year. A portion of the statutory equity of the Company that is available for dividends would be subject to additional federal income taxes should distribution be made from "policyholders' surplus" (see Note 7).

     Under Missouri insurance regulations, the Company is required to maintain minimum capital and surplus of $1,200,000 at December 31, 2002. The Company's capital and surplus exceed the NAIC's "Risk-Based Capital" requirements at the end of 2002.

     As of December 31, 2002 and 2001, the Company's statutory stockholder's equity was $256,897,000 and $277,625,000, respectively. Statutory net gain from operations before realized capital gains and net income for each of the three years in the period ended December 31, 2002 were as follows:

                                                                     Year ended December 31,
                                                                 2002          2001          2000
                                                         ----------------------------------------
                                                                         (In Thousands)
     Net gain (loss) from operations before                  $ (23,495)     $  1,915     $  30,883
       realized capital gains
     Net income (loss)                                         (40,394)           32        36,583

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

3.   Investment Operations

     The Company's investments in securities available-for-sale are summarized as follows:

                                                                               December 31, 2002
                                                    -------------------------------------------------------------------
                                                                         Gross              Gross
                                                     Amortized        Unrealized         Unrealized           Fair
                                                        Cost             Gains              Losses            Value
                                                    -------------------------------------------------------------------
                                                                    (In Thousands)
     Fixed maturities:
       U.S. Treasury securities and
         obligations of U.S. government
         corporations and agencies                  $   154,918       $     3,136        $         -        $   158,054
       Obligations of states and political
         subdivisions                                     2,923               186                  -              3,109
       Debt securities issued by foreign
         governments                                      1,000                 -                  -              1,000
       Corporate securities                             493,234            23,769             (4,232)           512,771
       Mortgage-backed securities                       895,810            18,349               (752)           913,407
                                                    -----------       -----------        -----------        -----------
     Total fixed maturities                           1,547,885            45,440             (4,984)         1,588,341
     Equity securities                                   32,925               110             (5,261)            27,774
                                                    -----------       -----------        -----------        -----------
                                                    $ 1,580,810       $    45,550        $   (10,245)       $ 1,616,115
                                                    ===========       ===========        ===========        ===========

                                                                               December 31, 2001
                                                    -------------------------------------------------------------------
                                                                         Gross              Gross
                                                     Amortized        Unrealized         Unrealized           Fair
                                                        Cost             Gains              Losses            Value
                                                    -------------------------------------------------------------------
                                                                    (In Thousands)
     Fixed maturities:
         U.S. Treasury securities and
           obligations of U.S. government
           corporations and agencies                $   116,218       $     1,044        $       (33)       $   117,229
         Obligations of states and political
           subdivisions                                   6,633               461                  -              7,094
         Debt securities issued by foreign
           governments                                    2,447                36                  -              2,483
         Corporate securities                           585,958            13,470             (8,221)           591,207
         Mortgage-backed securities                     600,439             6,503            (16,865)           590,077
         Redeemable preferred stocks                     10,282               119                (49)            10,352
                                                    -----------       -----------        -----------        -----------
     Total fixed maturities                           1,321,977            21,633            (25,168)         1,318,442
     Equity securities                                   91,408             4,722            (10,459)            85,671
                                                    -----------       -----------        -----------        -----------
                                                    $ 1,413,385       $    26,355        $   (35,627)       $ 1,404,113
                                                    ===========       ===========        ===========        ===========

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

3.   Investment Operations (continued)

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date:

                                                     Amortized           Fair
                                                       Cost              Value
                                                  -----------------------------
                                                          (In Thousands)

     Due in one year or less                       $  121,830        $  123,560
     Due after one year through five years            426,543           446,720
     Due after five years through 10 years             56,251            60,310
     Due after 10 years                                47,451            44,344
                                                   ----------        ----------
                                                      652,075           674,934
     Mortgage-backed securities                       895,810           913,407
                                                   ----------        ----------
     Total fixed maturity securities               $1,547,885        $1,588,341
                                                   ==========        ==========

     The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio:

                                                   Carrying Amount as of
                                                        December 31,
                                                      2002            2001
                                                -----------------------------
                                                        (In Thousands)

          State:
              Missouri
              Arizona                           $     54,349     $    77,634
              Texas                                   46,399          58,010
              California                              48,417          55,343
              Florida                                 43,969          54,676
              Utah                                    44,657          51,562
              Oklahoma                                40,528          49,065
              Nevada                                  34,491          39,273
              Washington                              23,938          32,397
              Other                                   26,731          28,630
                                                     262,655         338,927
                                                ------------     -----------
                                                $    626,134     $   785,517
                                                ============     ===========

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

3.   Investment Operations (continued)

     The Company had no investment in impaired mortgage loans and related allowance for credit losses and no interest income on impaired loans for the years ended December 31, 2002, 2001 and 2000.

     Bonds, mortgage loans, preferred stocks and common stocks approximating $4,178,000 and $3,178,000 were on deposit with regulatory authorities at December 31, 2002 and 2001, respectively.

     Set forth below is a summary of consolidated net investment income for the years ended December 31:

                                                                  Year ended December 31,
                                                             2002          2001          2000
                                                        --------------------------------------------
                                                                       (In Thousands)
Fixed maturities:
    Bonds                                                $  92,003       $  96,196     $  98,186
    Redeemable preferred stocks                                473           1,307         1,548

Equity securities:
    Common stocks                                              739           2,204         3,309
    Nonredeemable preferred stocks                              25              31            30
Mortgage loans on real estate                               60,553          68,764        77,436
Real estate                                                      -               -             -
Policy loans                                                 3,453           3,542         3,547
Short-term investments                                       2,407           7,005         7,549
Other                                                         (141)            653         2,701
                                                        ----------     -----------    ----------
                                                           159,512         179,702       194,306
Less:
    Net investment income from discontinued
      operations                                                40             154         3,589
    Investment expenses                                      2,626           2,292         2,598
                                                        ----------     -----------   -----------
Net investment income from continuing operations         $ 156,846       $ 177,256     $ 188,119
                                                        ==========     ===========   ===========

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

3. Investment Operations (continued)

   Realized gains (losses) on securities disposed of during 2002, 2001 and 2000 consisted of the following:

                                                   Year ended December 31,
                                             2002         2001         2000
                                          -------------------------------------
                                                     (In Thousands)
   Fixed maturity securities:
       Gross realized gains               $   7,050     $  5,914      $   866
       Gross realized losses                (19,824)      (6,461)      (6,995)
   Equity securities:
       Gross realized gains                   7,862        8,827       10,200
       Gross realized losses                (13,655)      (5,658)      (1,177)
   Other investments                          8,472        2,131         (783)
                                          ---------  -----------  -----------
   Net realized gains (losses)            $ (10,095)    $  4,753      $ 2,111
                                          =========  ===========  ===========

   Sales of investments in securities in 2002, 2001 and 2000, excluding maturities and calls, resulted in gross realized gains of $6,003,000, $11,890,000 and $10,524,000 and gross realized losses of $4,116,000,
   $3,735,00 and $3,398,000, respectively. During 2002 losses of $14,682,000 were realized as the company recognized other then temporary declines in market value for several investments.

   There were no non-income producing investments at December 31, 2002 and 2001.

   The Company began investing in the Cypress Tree Investment Fund LLC during 1998. At December 31, 2000, the Company had invested $5 million in the partnership, which primarily invests in senior secured loans. The Company's portion of the investment was approximately 10% of the total fund value at December 31, 2000 and has been recorded under the guidelines of equity accounting. This investment is classified in other investments on the balance sheets, with unrealized gains and losses being reflected in accumulated other comprehensive income (loss). During 2001, the Company sold all of its remaining investment in Cypress Tree resulting in an immaterial realized loss.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

4. Investment Contracts

   The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (included with future policy benefits, contract account balances and separate accounts in the balance sheets) at December 31 are as follows:

                                                                     December 31,
                                                        2002                               2001
                                            ----------------------------------  ----------------------------
                                               Carrying         Fair             Carrying         Fair
                                                Amount          Value             Amount          Value
                                            -----------------------------------  ---------------------------
                                                                       (In Thousands)
   Guaranteed investment contracts          $   319,687     $   338,401       $   433,988      $  448,552
   Flexible and single premium
       deferred annuities                       753,684         716,932           634,325         608,345
   Separate accounts                            195,224         201,604           315,182         324,851
                                            -----------     -----------       -----------     -----------
   Total investment-type insurance
       contracts                            $ 1,268,595     $ 1,256,937       $ 1,383,495     $ 1,381,748
                                            ===========     ===========       ===========     ===========

   Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5. Commitments and Contingencies

   The Company leases equipment and certain office facilities from others under operating leases through January 2004. Certain other equipment and facilities are rented monthly. Rental expense amounted to $219,000, $326,000 and $629,000 for the years ended December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002, the minimum future payments under noncancelable operating leases for each of the next five years are as follows (in thousands):

             Year ending December 31,

                   2003                       $  77
                   2004                           6
                   2005                           -
                   2006                           -
                   2007                           -
                                          ---------
                                              $  83
                                          =========

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)


5. Commitments and Contingencies (continued)

   Total outstanding commitments to fund mortgage loans were $0 and $3,707,000 at December 31, 2002 and 2001, respectively.

   A number of insurance companies are under regulatory supervision that results in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2002 and 2001, the Company accrued $293,000 and $303,000, respectively, for guaranty fund assessments. Expenses incurred for guaranty fund assessments were $149,000, $227,000 and $314,000 in 2002, 2001 and 2000, respectively.

   The Company and its subsidiaries are parties to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, these matters will not have a materially adverse effect on the operations or financial position of the Company.

6. Property, Equipment and Software

   In 2002 the Company disposed of its home office building. The Company will continue to lease space in the office building until approximately June 30, 2003. A summary of property, equipment and software and their respective depreciation rates is as follows:


                                                          Rate of         December 31,
                                                       Depreciation     2002        2001
                                                      --------------------------------------------
                                                                         (In Thousands)
Home office building, including land with a
    cost of $425,000                                        2%        $      -       $  23,330
Other real estate not held-for-sale or rental               4%             208             208
Less accumulated depreciation                                              (91)        (14,828)
                                                                    ----------     -----------
                                                                           117           8,710

Equipment and software                                    5%-33%        12,980          16,230
Less accumulated depreciation                                          (11,421)        (13,736)
                                                                    ----------     -----------
                                                                         1,559           2,494
                                                                    ----------     -----------
                                                                      $  1,676       $  11,204
                                                                    ==========     ===========

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

7. Federal Income Taxes

   The Company and its subsidiaries file a consolidated federal tax return. Under a written agreement approved by the Board of Directors, the Company collects from, or refunds to, the subsidiaries the amount of taxes or benefits determined as if the Company and the subsidiaries filed separate returns.

   The components of the provision for income taxes and the temporary differences generating deferred income taxes are as follows:

                                                                          Year ended December 31,
                                                                     2002            2001          2000
                                                                 ------------------------------------------
                                                                                 (In Thousands)
   Current                                                       $     (8,609)  $         2,469   $  19,033
   Deferred:
    Deferred policy acquisition costs                                  13,934             7,508       3,099
    Future policy benefits                                                305             9,211      10,032
    Accrual of discount                                                   320               356         298
    Tax on realized gains greater than book                            (1,155)             (663)     (2,384)
    Employee benefit plan                                                (705)              870         198
    Prior year taxes                                                        -                 -        (537)
    Other, net                                                          4,406               788        (717)
                                                                 ------------   ---------------   ---------
                                                                       17,105            18,070       9,989
                                                                 ------------   ---------------   ---------
   Total income tax expense                                             8,496            20,539      29,022

   Less income tax expense from discontinued
    operations                                                            434                35       7,870
                                                                 ------------   ---------------   ---------
   Total income tax expense from continuing
    operations                                                   $      8,062   $        20,504   $  21,152
                                                                 ============   ===============   =========

   At December 31, 2000 the Company recorded a valuation allowance against deferred tax assets resulting from cumulative unrealized losses on available-for-sale securities for $3,000,000. The Company did not record any valuation allowances against deferred tax assets at December 31, 2002 and 2001.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

7.   Federal Income Taxes (continued)

     Total income taxes vary from the amounts computed by applying the federal income tax rate of 35% to income before income tax expense for the following reasons:

                                                                                    Year ended December 31,
                                                                            2002             2001              2000
                                                                          ---------------------------------------------
                                                                                        (In Thousands)
     Application of statutory rate to income before
         taxes on income                                                  $  8,032         $  20,520         $  28,997
     Tax-exempt municipal bond interest and
         dividends received deductions                                         (36)             (219)             (288)
         Other                                                                 500               238               313
                                                                          --------         ---------         ---------
                                                                          $  8,496         $  20,539         $  29,022
                                                                          ========         =========         =========

     The significant components comprising the Company's deferred income tax assets and liabilities as of December 31, 2002 and 2001 are as follows:

                                                                                              December 31,
                                                                                        2002                2001
                                                                                      ----------------------------
                                                                                             (In Thousands)
Deferred income tax liabilities:
    Deferred policy acquisition costs                                                 $  54,116         $  40,182
    Reserve for future policy benefits                                                   16,940            16,635
    Other                                                                                12,687               247
                                                                                      ---------         ---------
Total deferred income tax liability                                                      83,743            57,064

Deferred income tax assets:
    Unrealized investment losses                                                         (3,738)            8,232
    Accrued expenses and other                                                           15,700             7,161
                                                                                      ---------         ---------
Total deferred income tax assets                                                         11,962            15,393
                                                                                      ---------         ---------
Net deferred income tax liability                                                     $  71,781         $  41,671
                                                                                      =========         =========

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

7.   Federal Income Taxes (continued)

     Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The policyholders' surplus of the Company approximates $87,000,000. The Company has no present plan for distributing the amount in policyholders' surplus. Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30,000,000.

     Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $321,515,000 at December 31, 2002.

8.   Benefit Plans

     Trusteed Employee Retirement Plan

     The Company has a trusteed employee retirement plan for the benefit of salaried employees who have reached age 21 and who have completed one year of service. The plan, which is administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provides for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. During 2002, approximately $3.8 million of annual benefits were covered by a group pension investment contract issued by the Company. Assets of the plan, primarily equities, are held by three trustees appointed by the Board of Directors.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     The following table sets forth the plan's funded status at December 31:

                                                                                                 December 31,
                                                                                           2002                2001
                                                                                      -------------------------------
                                                                                                (In Thousands)
     Change in benefit obligations:
         Benefit obligation at beginning of year                                        $  70,678         $  65,883
         Service cost                                                                       1,426             1,317
         Interest cost                                                                      5,096             4,758
         Amendments                                                                             -               205
         Actuarial losses                                                                   3,413             3,905
         Benefits paid                                                                     (3,825)           (5,390)
                                                                                        ---------         ---------
     Benefit obligation at end of year                                                     76,788            70,678

     Change in plan assets:
         Fair value of plan assets at beginning of year                                    92,839           104,716
         Actual return on plan assets                                                      (6,945)           (6,487)
         Benefits paid                                                                     (3,825)           (5,390)
                                                                                        ---------         ---------
     Fair value of plan assets at end of year                                              82,069            92,839
                                                                                        ---------         ---------

     Funded status of the plan                                                              5,281            22,161
     Unrecognized net actuarial (gain) loss                                                11,038            (7,164)
     Unrecognized prior service cost                                                          257               267
                                                                                        ---------         ---------
     Prepaid pension cost                                                               $  16,576         $  15,264
                                                                                        =========         =========

     The additional minimum pension liability noted above results from the pension plan for the Company's subsidiary, BMA Financial Services, Inc. Net pension cost included the following components:

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

                                                                                     Year ended December 31,
                                                                            2002              2001              2000
                                                                          ---------------------------------------------
                                                                                        (In Thousands)
     Service cost - benefits earned during the period                     $  1,426          $  1,317          $  1,542
     Interest cost on projected benefit obligation                           5,096             4,758             4,879
     Actual return on plan assets                                            6,945             6,487               804
     Net amortization and deferral                                         (14,779)          (17,202)          (11,997)
                                                                          --------          --------          --------
     Net pension benefit                                                  $ (1,312)         $ (4,640)         $ (4,772)
                                                                          ========          ========          ========

     In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.75% for 2002, 7.25% for 2001 and 7.5% for 2000. The rate of increase in future compensation levels used for 2002 was 6.25% for employees at the younger attained ages grading to 2.25% for older employees, the rate was 7.0% grading to 3.0% for 2001 and 7.25% grading to 3.25% for 2000. The expected long-term rate of return on assets was 8% in 2002, 2001 and 2000.

     Supplemental Retirement Programs and Deferred Compensation Plan

     The Company has supplemental retirement programs for senior executive officers, the chairman, and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan.

     The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     frozen with respect to new entrants. The actuarial present value of benefits shown below includes all managers who have retired and are entitled to benefits under the program.

     The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at:

                                                                                                  December 31,
                                                                                             2002              2001
                                                                                        -------------------------------
                                                                                                 (In Thousands)
     Change in benefit obligations:
         Benefit obligation at beginning of year                                           $  19,358         $  17,698
         Service cost                                                                            347               629
         Interest cost                                                                         1,145             1,128
         Amendments                                                                                -              (209)
         Adjustments                                                                          (1,969)                -
         Special termination benefits                                                            127                 -
         Actuarial losses                                                                      1,957             1,338
         Benefits paid                                                                        (3,853)           (1,226)
                                                                                           ---------         ---------
     Benefit obligation at end of year                                                        17,112            19,358

     Change in plan assets:
         Fair value of plan assets at beginning and end of year                                    -                 -
                                                                                           ---------         ---------

     Funded status of the plan (underfunded)                                                 (17,112)          (19,358)
     Unrecognized net actuarial loss                                                           5,667             5,184
     Unrecognized prior service cost                                                             (91)              970
     Adjustment to recognized minimum liability                                               (4,599)           (4,883)
                                                                                           ---------         ---------
                                                                                             (16,135)          (18,087)

     Accrued benefit liability                                                                16,135            17,117
     Intangible asset                                                                              -               970
                                                                                           ---------         ---------
     Net amount recognized                                                                 $       -         $       -
                                                                                           =========         =========

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     Net pension cost included the following components:

                                                         Year ended December 31,
                                                          2002    2001      2000
                                                        ------------------------
                                                            (In Thousands)

     Service cost - benefits earned during the period   $  347   $  629   $  721
     Interest cost on projected benefit obligation       1,145    1,128      975
     Net amortization and deferral                         566      768      654
     Special termination benefit charge                    127        -        -
                                                        ------   ------   ------
     Net pension cost                                   $2,185   $2,525   $2,350
                                                        ======   ======   ======

     In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 6.75% for 2002, 7.25% for 2001 and 7.5% for 2000. The rate of increase in future compensation levels used was 4% for 2002, 4.75% for 2001 and 5.0% for 2000.

     The Company has a deferred compensation plan for senior executive officers. This program is not qualified under Section 401(a) of the Internal Revenue Code. Eligible participants may defer a portion of their salary and/or their annual bonus. Amounts deferred earn interest at the Company's average investment rate. At December 31, 2002 and 2001, the Company carried a liability of $3,557,000 and $2,529,000 for this plan.

     The Company has established a rabbi trust for the plans described above. At December 31, 2002 the trust held assets with a market value of $16,731,000. At December 31, 2001 the Company held two separate rabbi trusts for the plans described above. At December 31, 2001 the trusts held combined assets of $12,075,000.

     As part of the 2001 net periodic retirement plan cost, curtailment and settlement losses were recognized. These losses resulted from the disposal of the Company's workplace benefits division (Note 13).

     Savings and Investment Plans

     The Company has savings and investment plans qualifying under Section 401(k) of the Internal Revenue Code. Employees and sales representatives are eligible to participate after one year of service. Participant contributions are invested by the trustees for the plans at the direction of the participant in any one or more of four investment funds. The Company makes

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     matching contributions in varying amounts. The Company's matching contributions amounted to $803,000 in 2002, $860,000 in 2001 and $1,008,000
     in 2000. Participants are fully vested in the Company match after five years of service.

     Defined Benefit Health Care Plan

     In addition to the Company's other benefit plans, the Company sponsors an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipates a future cost-sharing arrangement with retirees that is consistent with the Company's past practices.

     The following table presents the plan's funded status:

                                                                           December 31,
                                                                         2002            2001
                                                                 -------------------------------
                                                                           (In Thousands)
Change in benefit obligations:
    Projected benefit obligation at beginning of year            $        11,321   $      9,930
    Service cost                                                             118             88
    Interest cost                                                            770            731
    Actuarial losses                                                       1,155          2,073
    Benefits paid                                                         (1,582)        (1,501)
                                                                 ---------------   ------------
Projected benefit obligation at end of year                               11,782         11,321

Change in plan assets:
    Fair value of plan assets at beginning and end of year                     -              -
                                                                ----------------  -------------
Funded status of the plan (underfunded)                                  (11,782)       (11,321)
Unrecognized net actuarial loss                                            3,454          2,398
Unrecognized prior service cost                                              729            890
Unrecognized transition obligation                                         2,045          2,221
                                                                 ----------------  ------------
Accrued pension cost                                                      (5,554)        (5,812)
Accrued benefit liability                                                  5,554          5,812
                                                                 ---------------   ------------
Net amount recognized                                            $             -   $          -
                                                                 ===============   ============

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

8.   Benefit Plans (continued)

     Net periodic postretirement benefit cost includes the following components:

                                                                           Year ended December 31,
                                                                      2002           2001          2000
                                                                     -----------------------------------
                                                                                (In Thousands)
     Service cost                                                    $  118         $   88        $   88
     Interest cost                                                      770            731           760
     Amortization of transition obligation over 20 years                176            176           235
     Amortization of past service costs                                 161            161           228
     Amortization of net loss                                            99              -             -
                                                                     ------         ------        ------
     Net periodic benefit cost                                        1,324          1,156         1,311
     Plan curtailment adjustment                                          -              -         1,824
                                                                     ------         ------        ------
     Final periodic postretirement benefit cost                      $1,324         $1,156        $3,135
                                                                     ======         ======        ======

     The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

     The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.75% at December 31, 2002, 7.25% at December 31, 2001 and 7.75% at December 31, 2000.

     As part of the 2000 net periodic postretirement benefit cost, a curtailment loss was recognized. The 2000 curtailment resulted from the disposal of the Company's workplace benefits division (Note 13).

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

9.   Reinsurance

     The Company actively solicits reinsurance from other companies. The Company also cedes portions of the insurance it writes as described in the next paragraph. The effect of reinsurance on premiums earned from continuing operations was as follows:

                                                                          Year ended December 31,
                                                                     2002          2001        2000
                                                                  -----------------------------------
                                                                             (In Thousands)
     Direct                                                       $  72,504     $  98,541   $ 145,141
     Assumed                                                        336,462       246,271     201,273
     Ceded                                                         (148,724)     (139,607)   (133,302)
                                                                  ---------     ---------   ---------
     Total net premium                                              260,242       205,205     213,112
     Less net premium from discontinued operations                        -            12     (53,554)
                                                                  ---------     ---------   ---------
     Total net premium from continuing operations                 $ 260,242     $ 205,217   $ 159,558
                                                                  =========     =========   =========

     The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are $750,000 on an individual life policy and $1,000,000 on individual life insurance assumed. As of December 31, 2002, the Company had ceded to other life insurance companies individual life insurance in force of approximately $88.5 billion.

     Benefits and reserves ceded to other insurers amounted to $80,079,000, $102,297,000 and $199,466,000 during the years ended December 31, 2002,
     2001 and 2000, respectively. At December 31, 2002 and 2001, policy reserves ceded to other insurers were $195,688,000 and $181,698,000, respectively. Claim reserves ceded amounted to $28,031,000 and $26,597,000 at December 31, 2002 and 2001, respectively. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

     Gross assumed premiums from the Company's five largest customers amounted to $146,509,000, $116,475,000 and $107,945,000 for the years ended December
     31, 2002, 2001 and 2000, respectively.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

10.  Related-Party Transactions

     The Company reimburses Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in 2002, 2001 or 2000. The Company retrocedes a portion of the life insurance it assumes to Generali. In accordance with this agreement, the Company ceded premiums of $555,000, $664,000 and $463,000 during 2002, 2001 and 2000, respectively.
     The Company ceded no claims during 2002, $360,000 during 2001 and $2,000 during 2000.

     In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $3 million, $4 million and $6 million in account balances were ceded to Generali in 2002, 2001 and 2000, respectively, and Generali loaned such amounts back to the Company. Account balances ceded and loaned back at December 31, 2002 and 2001 were $125 million and $141 million, respectively. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $1,456,000, $1,392,000 and $883,000 for the years ended December 31, 2002, 2001 and 2000, respectively. The Company held payables to Generali of $701,000 and $656,000 at December 31, 2002 and 2001, respectively.

     On December 31, 2002, the Company entered into an agreement to retrocede selected reinsurance assumed to an affiliate. The business ceded included reinsurance assumed with policy dates of 2001 and prior ("in force") and those with policy dates of 2002. The consideration paid of $39,785,000 for the in force policies was equal to the net outstanding liabilities ceded to the affiliate as calculated in accordance with statutory accounting practices (Note 1), less a ceding commission. The corresponding net GAAP liabilities related to the in force policies were equal to $10,312,000. SFAS No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," requires the difference of $29,473,000 be treated as prepaid reinsurance costs and amortized into expense over the lives of the underlying contracts.

     In accordance with the above retrocession agreement the Company estimated the consideration due on the in force policies ceded to be $47,000,000 at December 31, 2002 and paid that amount to the affiliate. The actual liability was subsequently calculated and resulted in an overpayment of $7,215,000 which is included in the receivables from affiliates on the balance sheet.

                   Business Men's Assurance Company of America
                  (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

11.  Stockholder's Equity

     The changes in net unrealized gains (losses) that have been included in the balance sheet caption "accumulated other comprehensive income (loss)" in stockholder's equity are summarized as follows:

                                                                        December 31,
                                                                   2002              2001
                                                               -----------------------------
                                                                      (In Thousands)
     Net unrealized gains (losses) on securities:
         Fixed maturities                                         $ 40,456         $ (3,533)
         Equity securities                                          (4,039)          (5,644)
         Securities held in separate account                         3,479            1,454
         Other                                                      (1,036)            (733)
                                                                  --------         --------
     Net unrealized gains (losses)                                  38,860           (8,456)

     Adjustment to deferred policy acquisition costs               (15,222)          (4,607)
     Adjustment to unearned revenue reserve                            798              341
     Deferred income taxes                                          (8,553)           4,453
                                                                  --------         --------
     Net amount recognized                                        $ 15,883         $ (8,269)
                                                                  ========         ========

12.  Borrowed Money

     The Company has an outstanding liability for borrowed money in the amount of $26,990,000 as of December 31, 2002, which is included in other liabilities. This consists of thirteen contracts all through the Federal Home Loan Bank due during the following periods:

                Year Due                  Amount       Interest Range
                                      -----------------------------------

                  2003                $ 17,275,000      2.63% - 7.01%
                  2004                   9,715,000      3.39% - 7.20%
                                      -----------
                                      $ 26,990,000
                                      ============

     Pledged collateral for this debt consists of GNMA and FNMA securities with a face amount of $29,475,000 and a market value of $30,569,000 on December 31, 2002. The Company has the ability to borrow up to $95 million from the Federal Home Loan Bank. The Company's intent is to take advantage of investment opportunities by matching borrowing maturities to asset maturities that have a favorable interest rate spread.

                  Business Men's Assurance Company of America
                 (A Member of the Generali Group of Companies)

             Notes to Consolidated Financial Statements (continued)

13.  Discontinued Operations

     In October of 1999, the Company adopted a plan to dispose of its workplace benefit (group) insurance line of business. Accordingly, the group line of business was considered a discontinued operation during the year ended 1999 and the consolidated statement of operations for 2002, 2001 and 2000 separately reported the operating results of the discontinued operations, net of related income taxes. Income (loss) net of taxes for this line of business amounted to $307,000, $612,000 and $273,000 with revenues of $311,000, $734,000 and $57,662,000, for the years ended December 31, 2002,
     2001 and 2000, respectively.

     The Company reached an agreement to sell the group line of business in January 2000 and closed the sale effective June 30, 2000. During 2000 the Company realized a gain on the disposal of this line of business, net of income taxes of $14,871,000 and deferred an additional $2,000,000 of gain that was attributable to the estimated profit on inforce business that is 100% ceded to the purchaser. During 2002 and 2001 the Company amortized $500,000 and $1,500,000 of the original deferral resulting in gains of $325,000 and $978,000, net of income taxes. At December 31, 2002 there is no remaining deferal of the original gain.

     In December of 2001, the Company adopted a plan to liquidate its wholly owned subsidiary BMA Financial Services, Inc. (BMAFS). Accordingly, the BMAFS line of business was considered a discontinued operation during the year ended 2001 and the consolidated statement of operations for 2002, 2001 and 2000 separately reported the operating results of the discontinued operations, net of related income taxes. Losses net of income taxes for this line of business amounted to $173,000, $1,467,000 and $552,000 with revenues of $238,000, $10,886,000 and $13,186,000, for the years ended
     December 31, 2002, 2001 and 2000, respectively. During 2001 the Company realized a loss on the disposal of this line of business, net of income taxes of $228,000, no gain or loss was recognized in 2002. The net assets in liquidation are $664,000 and $491,000 at December 31, 2002 and 2001 respectively.

------------------------

                                     PART C

                                OTHER INFORMATION


Item 27.  Exhibits

(a) Board of Directors Resolution Authorizing the establishment of Registrant.*

(b) Not Applicable

(c) (i) Principal Underwriters Agreement (ii) Form of Selling Agreement**

(d) (i) Flexible Premium Adjustable Variable Life Insurance Policy* (ii) Accelerated Death Benefit Rider+
  (iii) Term Insurance Rider+
   (iv) Covered Insured Rider+
    (v) Guaranteed Minimum Death Benefit Rider+ (vi) Waiver of Surrender Charges Rider+
  (vii) Waiver of Monthly Deduction During Total Disability of Primary
        Insured Rider+
 (viii) Extension of Maturity Date Rider+ (ix) Accidental Death of Primary Insured Rider+
    (x) Future Purchase Option Rider+
   (xi) Primary Insured Rider+
  (xii) Children's Term Insurance Rider+
 (xiii) Waiver of Planned Premium During Total Disability of Primary
        Insured Rider+

(e)      Application for Flexible Premium Adjustable Variable Life Insurance
         Policy**

(f)(i)   Articles of Incorporation of Business Men's Assurance Company of
         America*
  (ii)   By-Laws of Business Men's Assurance Company of America*

(g)      Form of Reinsurance Agreement**

(h)  (i) Form of Fund Participation Agreement among Variable Insurance
         Products Fund, Fidelity Distributors Corporation and the Company***
    (ii) Form of Fund Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and the Company**
    (iii)Form of Fund Participation Agreement among Janus Aspen Series and the Company
    (iv) Form of Fund Participation Agreement by and between American Century Investment Services, Inc. and the Company**
    (v) Form of Fund Participation Agreement among Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund and the Company
   (vii) Form of Fund Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and the Company**
   (viii)Form of Fund Participation Agreement among Lazard Retirement Series, Inc. and the Company
   (ix) Form of Fund Participation Agreement among Federated Securities Corp., Insurance Management Series and the Company**
   (x) Form of Fund Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and the Company**

(i) Administrative Contract (to be filed by Amendment)

(j) Not Applicable

(k) Opinion and Consent of Counsel

(l) Not Applicable

(m) Not Applicable

(n) Consent of Independent Accountants

(o) Not Applicable

(p) Not Applicable

(q) Not Applicable


*Incorporated by reference to Form S-6 (File No. 333-52689) electronically filed on May 14, 1998.

**Incorporated by reference to Pre-Effective Amendment No. 1 (File No. 333-52689) electronically filed on August 28, 1998.

***Incorporated by reference to Pre-Effective Amendment No. 3 (File No. 333-52689) electronically filed on May 1, 2000.

+ Incorporated by reference to Post-Effective Amendment No. 6 (File No. 333-52689) electronically filed on February 20, 2003.

Item 28.  Directors and Officers

The following is the names and principal business addresses and positions and offices of the individuals with BMA who are engaged directly or indirectly with the business of the Separate Account and the executive officers of BMA:

Name and Principal                               Positions and Offices
Business Address                                 with Depositor
Giorgio Balzer..............................  Director,  Chairman  of the Board  and Chief  Executive  Officer  of BMA,  1990 to
                                              present; U.S. Representative of Generali, U.S. Branch.

Robert Thomas Rakich........................  Director,  President  and  Chief  Operating  Officer  of  BMA,  1995  to  present;
                                              President and Chief Executive Officer of Laurentian Capital Corp., 1988 to 1995.

Dennis Keith Cisler.........................  Senior Vice President--Information Technology of BMA, 1991 to present.

David Lee Higley............................  Senior Vice President and Chief Financial Officer of BMA, 1990 to present.

Stephen Stanley Soden.......................  President and Chief Executive Officer of Jones & Babson,  2000 to present;  Senior
                                              Vice President--Financial  Group of BMA, 1994 to 2000; President and Executive Vice
                                              President of BMA Financial Services, 1985 to 1996.

Michael Kent Deardorff......................  Senior Vice  President--Variable & Fixed Products, BMA, 1999 to present; Senior
                                              Vice  President--Marketing  BMA Financial Group,  1998 to 1999; Vice  President--BMA
                                              Financial  Group,  1996  to  1998;  Vice  President--Annuity,  1995 to  1996;  Vice
                                              President--Advance Marketing, 1991 to 1995; Sales Vice President, 1989 to 1990.

Edward Scott Ritter.........................  Senior Vice  President--Insurance  Services and Corporate  Development of BMA, 2000
                                              to present; Senior Vice  President--Insurance  Services,  Corporate Development and
                                              Communications,  1998 to 2000; Vice President--Corporate Development, 1995 to 1998;
                                              Vice President--Finance and Treasurer, 1990 to 1995.

David Allen Gates...........................  Vice President--General Counsel and Secretary from 10/20/2000 to present;
                                              Vice President and General Counsel of BMA from 1998 to 10/19/2000;
                                              Regulatory Affairs Vice President from 1991 to 1998.

Robert Noel Sawyer..........................  Director of BMA since 1997; Senior Vice President and Chief Investment  Officer of
                                              BMA, 1990 to present.

Margaret Mary Heidkamp......................  Vice    President--Sales    Operations    of   BMA,    2000   to   present;    Vice
                                              President--Operations,  Variable  and Asset  Accumulation  Products,  1997 to 2000;
                                              Vice  President--Management  Services,  1995  to  1997;  Management  Services  Vice
                                              President, 1990 to 1995; Manager of Information Planning, 1986 to 1990.

Jay Brian Kinnamon..........................  Vice President and Corporate Actuary of BMA, from 1991 to present.

Susan Annette Sweeney.......................  Vice President--Treasurer and Controller of BMA, 1995 to present; Chief
                                              Financial Officer of Dean Machinery, 1995; Manager--Finance of Jackson
                                              County, Missouri, 1991 to 1995.

Lawrence E. Engel...........................  Vice President Product Development & Technical Services of BMA, 1996 to present;

Calvin Dale Cherry..........................  Individual  Actuarial Vice President of BMA, 1999 to present;  Individual Insurance
                                              Actuary of BMA, 1990-1999.

Thomas Morton Bloch.........................  Director of BMA since 1993;  Teacher--St.  Francis Xavier  School,  1995 to present;
                                              President and Chief Executive Officer of H&R Block, Inc. until 1995.

Mel G. Carvill..............................  Director of BMA since 2000;  Managing  Director  of  Generali  Worldwide  Insurance
                                              Company, Ltd., Channel Islands, GUERNSEY since 1993.

William Thomas Grant II.....................  Director of BMA since 1990; President,  Chief Executive Officer and Chairman of the
                                              Board of LabOne, 1997 to present; Chairman and Chief Executive Officer of Seafield
                                              Capital Corporation, 1993 to 1997.

Donald Joyce Hall, Jr.......................  Director of BMA since 1990;  President  and Chief  Executive  Officer of  Hallmark;
                                              Vice   President--Creative   of  Hallmark  Cards,   Inc.;   Vice   President--Product
                                              Development   of   Hallmark;   Vice   President--Creative   of   Hallmark;   General
                                              Manager--Keepsakes of Hallmark; Executive Assistant to Executive Vice President
                                              of Hallmark; Director--Specialty Store Development of Hallmark.

Renzo Isler.................................  Director of BMA since 1999;  Manager--Group  Insurance  Operations of  Assicurazioni
                                              Generali, S.p.A.; Joint Manager--Life Division of Assicurazioni Generali, S.p.A.

Allan Drue Jennings.........................  Director of BMA since 1990;  Formerly Chairman of the Board and President of Kansas
                                              City Power & Light Company.

David Woods Kemper..........................  Director of BMA since 1991; Chairman of the Board, President and Chief
                                              Executive Officer of Commerce Bancshares, Inc.

John Kessander Lundberg.....................  Director of BMA since 1990; Retired.

John Pierre Mascotte........................  Director of BMA since  1990;  Formerly  Chairman  of the Board and Chief  Executive
                                              Officer of Blue Cross/Blue Shield of Kansas City;  Chairman of Johnson & Higgins of
                                              Missouri,   Inc.;   Chairman  and  Chief  Executive   Officer  of  The  Continental
                                              Corporation.

Andrea Rabusin..............................  Director of BMA since  1999;  Manager--Pension  Fund  Investments  of  Assicurazioni
                                              Generali, S.p.A.
--------------
 *Principal business address is BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306.

Item 29.  Persons Controlled by or Under Common Control with
          Depositor or Registrant

BMA is a wholly-owned subsidiary of Generali Finance B.V. which in turn is a subsidiary 60% owned by Participatie Maatschappij Graafschap Holland ("Graafschap") and 40% owned by Belgica Insurance Holdings. Graafschap is a wholly-owned subsidiary of Assicurazioni Generali S.p.A.

Item 30.  Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Jones & Babson, Inc. ("J&B") currently serves as principal underwriter for the following investment companies other than Registrant:

     David L. Babson Growth Fund, Inc.
     Babson Enterprise Fund, Inc.
     Babson Enterprise Fund II, Inc.
     D.L. Babson Money Market Fund, Inc.
     D.L. Babson Tax-Free Income Fund, Inc.
     D.L. Babson Bond Trust
           -Portfolio L
           -Portfolio S
     Babson Value Fund, Inc.
     Shadow Stock Fund, Inc.
     Babson-Stewart Ivory International Fund, Inc.
     J&B Funds
         -J&B Small Cap International Fund
         -J&B Small Cap Aggressive Growth Fund
         -J&B Mid Cap Aggressive Growth Fund
     Buffalo Balanced Fund, Inc.*
     Buffalo Large Cap Fund, Inc.*
     Buffalo High Yield Fund, Inc.*
     Buffalo Small Cap Fund, Inc.*
     Buffalo USA Global Fund, Inc.*
     Buffalo Funds*
         -Buffalo Science & Technology Fund*
         -Buffalo Mid Cap Fund*
     Investors Mark Series Fund, Inc.
         -Balanced Portfolio
         -Global Fixed Income Portfolio
         -Growth & Income Portfolio
         -Intermediate Fixed Income Portfolio
         -Large Cap Value Portfolio
         -Large Cap Growth Portfolio
         -Mid Cap Equity Portfolio
         -Money Market Portfolio
         -Small Cap Equity Portfolio
     BMA Variable Annuity Account A

* J&B is the principal underwriter of the Fund until May 1, 2003.

(b) The following table sets forth certain information regarding officers and directors of J&B:


Stephen S. Soden................. President, Chairman and Chief Executive Officer
P. Bradley Adams................. Vice President, Chief Financial Officer and Treasurer
Martin A. Cramer................. Legal and Regulatory Affairs-Vice President, Secretary and Chief Compliance Officer
Constance B. Martin.............. Assistant Vice President
Michael K. Deardorff............. Director
David A. Gates................... Director
David L. Higley.................. Director
Edward S. Ritter................. Director
Robert N. Sawyer................. Director

     *Principal business address is 700 Karnes Boulevard, Kansas City, Missouri 64108-3306.

(c) Not Applicable.

Item 32.  Location of Accounts and Records

The Company maintains physical possession of each account book, or other document required to be maintained by Section 31(a) and the rules under that Section at 700 Karnes Blvd., Kansas City, MO 64141 and 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

Item 33.  Management Services
          Not Applicable

Item 34.  Fee Representation

Business Men's Assurance Company of America ("BMA") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by BMA.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Kansas City, and the State of Missouri on the 21st day of April, 2003.

                                      BMA VARIABLE LIFE ACCOUNT A
                                      (Registrant)

                                 By: BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                   (Depositor)


                                  By: /s/MICHAEL K. DEARDORFF
                                      ------------------------------------------
                                      Michael K. Deardorff
                                      Sr. Vice President, Variable & Fixed
                                      Products


                                     BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                   (Depositor)



                                  By:/s/DAVID A. GATES
                                     ------------------------------------------
                                     David A. Gates
                                     Vice President, General Counsel & Secretary


Attest:




/s/SUSAN A. SWEENEY
-------------------------------
Susan A. Sweeney

Vice President - Treasurer & Controller
----------------------------------------
Title

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                             TITLE                                  DATE
- ---------                                             -----                                -----

Giorgio Balzer*                             Director, Chairman of the Board                 4/21/03
- -------------------------                 and Chief Executive Officer                     -------
Giorgio Balzer                                                                               Date

Thomas Morton Bloch*                        Director                                        4/21/03
- -------------------------                                                                 -------
Thomas Morton Bloch                                                                          Date

Mel G. Carvill*                             Director                                        4/21/03
- -------------------------                                                                 -------
Mel G. Carvill                                                                               Date


William Thomas Grant II *                   Director                                        4/21/03
- -------------------------                                                                 -------
William Thomas Grant II                                                                       Date

Donald Joyce Hall, Jr.*                     Director                                        4/21/03
- -------------------------                                                                 -------
Donald Joyce Hall, Jr.                                                                        Date

Renzo Isler*                                Director                                        4/21/03
- -------------------------                                                                 -------
Renzo Isler                                                                                   Date

Allan Drue Jennings*                        Director                                        4/21/03
- -------------------------                                                                 -------
Allan Drue Jennings                                                                           Date

David Woods Kemper*                         Director                                        4/21/03
- -------------------------                                                                 -------
David Woods Kemper                                                                            Date

John Kessander Lundberg*                    Director                                        4/21/03
- -------------------------                                                                 -------
John Kessander Lundberg                                                                       Date

John Pierre Mascotte*                       Director                                        4/21/03
- -------------------------                                                                 -------
John Pierre Mascotte                                                                          Date

Andrea Rabusin*                             Director                                        4/21/03
- -------------------------                                                                 -------
Andrea Rabusin                                                                                Date

/s/ROBERT T. RAKICH                         Director, President and Chief                   4/21/03
- -------------------------                 Operating Officer                               -------
Robert T. Rakich                                                                              Date

/s/DAVID A. GATES                           Vice President, General Counsel                 4/21/03
- -------------------------                 and Secretary                                   -------
David A. Gates                                                                                Date

/s/DAVID L. HIGLEY                          Senior Vice President & Chief                   4/21/03
- -------------------------                 Financial Officer                               -------
David L. Higley                                                                               Date

/s/SUSAN A. SWEENEY                         Vice President - Treasurer &                    4/21/03
- -------------------------                 Controller                                      -------
Susan A. Sweeney                                                                              Date

*By: /s/ROBERT T. RAKICH
     ---------------------
     Attorney-in-Fact


*By: /s/DAVID A. GATES
     ---------------------
     Attorney-in-Fact



                                       INDEX TO EXHIBITS

EX-99.c(i)    Principal Underwriters Agreement
EX-99.h(iii)  Form of Fund Participation Agreement among Janus Aspen Series and the Company
       (v)    Form of Fund Participation Agreement among Dreyfus Stock Index
              Fund, Dreyfus Variable Investment Fund and the Company.
       (viii) Form of Fund Participation Agreement among Lazard Retirement
              Series, Inc. and the Company.
EX-99.k       Opinion and Consent of Counsel
EX-99.n       Consent of Independent Accountants